UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

VILLAGE BANK AND TRUST FINANCIAL CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Dear Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Village Bank and Trust Financial Corp. to be held on Tuesday, May 26, 2015, at 10:00 a.m. Eastern Daylight Time at the office of Village Bank located at Watkins Centre, 15521 Midlothian Turnpike, Midlothian, Virginia. At the meeting, you will be asked to:

•	elect three directors for a term of three years each;
•	approve, in an advisory (non-binding) vote, the executive compensation disclosed in this Proxy Statement;
•	approve the Village Bank and Trust Financial Corp. 2015 Stock Incentive Plan;
•	ratify the appointment of BDO USA, LLP, as Village Bank and Trust Financial Corp.’s independent registered public accounting firm for the year ending December 31, 2015; and
•	transact such other business as may properly come before the Annual Meeting or any adjournments or postponement thereof.

Enclosed with this letter is a formal notice of the Annual Meeting, a Proxy Statement and a proxy card. Whether or not you plan to attend in person, it is important that your shares be represented at the Annual Meeting. Please complete, sign, date and return promptly the proxy card that is enclosed in this mailing. If you later decide to attend the Annual Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Annual Meeting, you may do so and your proxy will have no further effect.

We appreciate your continued support and look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ William G. Foster
William G. Foster
President and Chief Executive Officer

Midlothian, Virginia

April 21, 2015

VILLAGE BANK AND TRUST FINANCIAL CORP.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 26, 2015

YOU ARE HEREBY NOTIFIED of and invited to attend the Annual Meeting of Shareholders of Village Bank and Trust Financial Corp., a Virginia corporation, to be held on May 26, 2015 at 10:00 a.m. Eastern Daylight Time at the office of Village Bank located at Watkins Centre, 15521 Midlothian Turnpike, Midlothian, Virginia for the purpose of considering and voting upon the following:

1.	The election of three directors for a term of three years each;

2.	The approval, in an advisory (non-binding) vote, of the executive compensation disclosed in this Proxy Statement;

3.	The approval of the Village Bank and Trust Financial Corp. 2015 Stock Incentive Plan;

4.	The ratification of the appointment of BDO USA, LLP as Village Bank and Trust Financial Corp.’s independent registered public accounting firm for the year ending December 31, 2015; and

5.	To transact any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our board of directors has fixed the close of business on April 6, 2015 as the record date for determination of our shareholders entitled to receive notice of and to vote at the Annual Meeting. The Annual Meeting may be adjourned or postponed from time to time upon approval of our shareholders without any notice other than by announcement at the Annual Meeting of the adjournment or postponement thereof, and any and all business for which notice is hereby given may be transacted at such adjourned or postponed Annual Meeting.

Shareholders are urged to complete, date and sign the enclosed proxy and mail it promptly in the enclosed return envelope regardless of whether or not they expect to attend the meeting. If you hold shares of common stock through a broker or other nominee, your broker or other nominee will vote your shares for you if you provide instructions on how to vote your shares. In the absence of instructions, your broker can only vote your shares on certain limited matters, but will not be able to vote your shares on other matters (including the election of directors).

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: This Proxy Statement and the fiscal 2014 Annual Report to Shareholders on Form 10-K are available at www.villagebank.com/proxy.html.

By Order of the Board of Directors,

/s/ Deborah M. Golding
Deborah M. Golding
Vice President, Corporate Secretary

Midlothian, Virginia

April 21, 2015

PROXY STATEMENT OF

VILLAGE BANK AND TRUST FINANCIAL CORP.

13319 Midlothian Turnpike

Midlothian, Virginia 23113

FOR ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Village Bank and Trust Financial Corp. (the “Company”) to be used at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on May 26, 2015 at 10:00 a.m. Eastern Daylight Time at the office of Village Bank located at Watkins Centre, 15521 Midlothian Turnpike, Midlothian, Virginia. The notice of Annual Meeting, the proxy card, and this Proxy Statement are being first mailed on or about April 21, 2015, to shareholders of record of the Company’s common stock as of the close of business on April 6, 2015 (the “Record Date”).

Who Can Vote

You can vote at the Annual Meeting if you owned shares of the Company’s common stock, par value $4.00 per share, as of the close of business on April 6, 2015, the Record Date. Each share of common stock is entitled to one vote. The number of shares outstanding and entitled to vote on the Record Date was 1,403,647. When you give the Company your proxy, you authorize the Company to vote your shares per your instructions whether or not you attend the Annual Meeting. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of common stock is necessary to constitute a quorum at the Annual Meeting.

Executing Your Right to Vote

By completing and returning the enclosed proxy card in time to be voted at the Annual Meeting, the shares represented by it will be voted in accordance with the instructions marked on the card. Signed but unmarked proxies will be voted on all business matters as recommended by the board of directors. A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively, “Abstentions”) with respect to each item submitted for shareholder approval. Abstentions will be counted for purposes of determining the existence of a quorum. Abstentions will not be counted as voting in favor of or against the relevant item.

A broker who holds shares in “street name” has the authority to vote on certain items when it has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner. “Broker shares” that are voted on at least one matter will be counted for purposes of determining the existence of a quorum for the transaction of business at the Annual Meeting. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a “broker nonvote.” Under the circumstances where the broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker nonvotes will not be counted as voting in favor of or against the particular matter. A broker is prohibited from voting on the election of directors, the advisory vote on executive compensation and the Village Bank and Trust Financial Corp. 2015 Stock Incentive Plan without instructions from the beneficial owner; therefore, there may be broker nonvotes on Proposals One, Two and Three. We expect that brokers will be allowed to exercise discretionary authority for beneficial owners who have not provided voting instructions with respect to Proposal Four; therefore, no broker nonvotes are expected to exist in connection with such proposal.

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Abstentions and broker nonvotes will not count as votes cast in any matters to be acted upon at the Annual Meeting.

The board of directors does not know of any other matters that are to come before the Annual Meeting except for incidental, procedural matters. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by each proxy on such matters as determined by a majority of the board of directors.

Costs of Proxy Solicitation

The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by mail, the Company may also solicit proxies through its directors, officers, and employees. The Company will also request persons, firms, and corporations holding shares in their names or in the name of nominees that are beneficially owned by others to send proxy materials to and obtain proxies from those beneficial owners and will reimburse the holders for their reasonable expenses in doing so.

Changing Your Vote

Your presence at the Annual Meeting will not automatically revoke your proxy. However, you may revoke a proxy at any time prior to its exercise by: (1) filing a written notice of revocation with Deborah M. Golding, Corporate Secretary, which may be sent to Ms. Golding’s attention at 13319 Midlothian Turnpike, P.O. Box 330, Midlothian, VA 23113; (2) delivering to the Company a duly executed proxy bearing a later date; or (3) attending the Annual Meeting and casting a ballot in person.

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PROPOSAL ONE – ELECTION OF DIRECTORS

The board of directors currently consists of twelve directors that are divided into three classes (A, B and C). The terms of office of three directors of the Company will expire at the Annual Meeting and such directors have been nominated for election to serve as directors in Class C for a three-year term ending in 2018. Donald J. Balzer, Jr., who previously served in Class C, resigned from the board on January 26, 2015. Nine other directors will continue serving terms that end in either 2016 or 2017, as indicated below.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of common stock cast in the election of directors. If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the nominees named below. If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve, if elected. The board of directors has no reason to believe that any of the nominees will be unable or unwilling to serve. If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the board of directors. There are no current arrangements between any nominee and any other person pursuant to which a nominee was selected. No family relationships exist among any of the directors or between any of the directors and executive officers of the Company

The following biographical information discloses each nominee’s and incumbent director’s age, business experience in the past five years and the year each individual was first elected to the board of directors of the Company or its predecessor and current subsidiary, Village Bank (the “Bank”). In addition, the following information includes the particular experience, qualifications, attributes or skills that led the board of directors to conclude that the person should serve as a director. Unless otherwise specified, each nominee and incumbent director has held his current position for at least five years.

Nominees for Election as Directors

For Terms to Expire in 2018 (Class C)

Michael A. Katzen, 62, has been a director since 2008 when River City Bank merged with the Bank. He formerly served as a director of River City Bank. Mr. Katzen is a partner in the law firm of Katzen & Frye, P.C. His experience with real estate law provides the board of directors with expertise in evaluating significant loan relationships as well as working out nonperforming loans collateralized by real estate. Mr. Katzen currently serves as a member of the Executive Committee. He also serves on the board of directors of Village Bank Mortgage Corporation.

Michael L. Toalson, 62, has been a director since 2004. Mr. Toalson is Chief Executive Officer of the Home Builders Association of Virginia (“HBAV”). He heads the HBAV lobbying team before state lawmakers and regulators and is the chief administrative officer of the 3,000 member business organization. His familiarity with various home builders and the Virginia real estate market in general are invaluable to the board of directors in evaluating significant loan relationships and marketing the Bank’s services to the home building community. Mr. Toalson currently serves as a member of the Compensation Committee. He also serves on the board of directors of Village Bank Mortgage Corporation.

O. Woodland Hogg, Jr., 70, has been a director since 2008 when River City Bank merged with the Bank. He formerly served as a director of River City Bank. Mr. Hogg is the owner and principal broker of ERA Woody Hogg & Associates, a real estate brokerage business. He brings managerial skills as well as a keen knowledge of the real estate market in central Virginia to the board of directors. Mr. Hogg currently serves as a member of the Executive Committee. He also serves on the board of directors of Village Bank Mortgage Corporation.

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THE BOARD OF DIRECTORS RECOMMENDS THAT THE

SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Incumbent Directors

Whose Terms Will Expire in 2016 (Class A)

Craig D. Bell, 57, is a founder of the Bank and has been a director since 1998. Mr. Bell is Chairman of the board of directors of the Company and the Bank. He is a partner with the law firm of McGuireWoods LLP, where he is the Chair of the Tax and Employee Benefits Department and is the head of the State and Local Tax and Tax Litigation Groups. McGuireWoods is a 1,000 attorney international law firm having offices in twelve states and five countries. Mr. Bell is an Emeritus Director of the Community Tax Law Project, a non-profit provider of pro bono tax assistance to low income families and its former President; a Fellow of the American College of Tax Council; former Chair of both the Virginia State Bar Section of Taxation and the Virginia Bar Association Tax Section; a Barrister member of the Edgar J. Murdock Inn of Court for Tax; an adjunct Professor of Law at the College of William and Mary School of Law; and a Trustee of both the Virginia War Museum and the Henricus Park Foundation. Mr. Bell retired from the Army Reserves in 2006 as a Lieutenant Colonel after completing 27 years of service. As a result of this experience, Mr. Bell brings leadership and decision making skills to the board of directors. Mr. Bell currently serves as Chairman of the Executive Committee and Chairman of the Nominating and Corporate Governance Committee. He is also a member of the Compensation Committee.

John T. Wash, 70, has been a director since 2008 when River City Bank merged with the Bank. He formerly served as a director of River City Bank. Mr. Wash has developed significant managerial and marketing skills as a real estate investor and Managing Partner of Hanover Plaza, LLC and Bay Court Associates, LLC since 1988. In addition, Mr. Wash was previously President of Galeski Optical from 1999 to 2005 and owner of Hanover Cleaners & Tuxedo Rentals from 1978 to 2008. Mr. Wash is a member of the Compensation Committee and Nominating and Corporate Governance Committee.

George R. Whittemore, age 65, has been a director since 1998. Mr. Whittemore is retired. He is a member of the board of directors of Supertel Hospitality, Inc., a publicly traded real estate investment trust that owns hotels and currently serves as chairman of its compensation committee and is a member of its audit committee. He was a consultant to Supertel Hospitality from August 2004 to August 2005 and its president from November 2001 to August 2004. Mr. Whittemore served as director and Senior Vice President/Senior Administrative Officer of Anderson & Strudwick, Inc., a brokerage and investment banking firm from November 1996 until November 2001. He was President/Chief Executive Officer of Pioneer Financial Corporation and its subsidiary, Pioneer Federal Savings Bank, from September 1982 until its merger with Signet Banking Corporation (now Wells Fargo Corporation) in August 1994. Mr. Whittemore was a director of Prime Group Realty Trust, Inc., a real estate investment trust that owned commercial office buildings, and served as chairman of its audit committee from July 2005 until December 2012. He is also a director of Lightstone Value Plus REIT (since July 2006), Lightstone Value Plus REIT II (since June 2008), and Lightstone Value Plus REIT III, Inc. (since December 2013), all of which are non-publicly traded real estate investment trusts that own various types of commercial real estate and related investments, and is a member of the audit committee of all three companies. Mr. Whittemore provides experience in banking, investment banking, commercial real estate, and public company management and board experience that are important to the Company. Mr. Whittemore is a member of the Audit Committee and Nominating and Corporate Governance Committee. He is also a member of the board of directors of Village Bank Mortgage Corporation.

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Thomas W. Winfree, 70, has been a director since 2001. Mr. Winfree has been a Virginia banker for more than 45 years and served as Chief Executive Officer and President of the Company from its inception until his retirement on February 28, 2014. He has also served as President of the Bank from 2001 to August 2013 and as Chief Executive Officer of the Bank from 2001 until his retirement in February 2014. This experience afforded him broad knowledge and a keen understanding of all aspects of banking. In addition to his banking experience, he served as President of the Chesterfield Chamber of Commerce during 2004 and was appointed to again serve on the Chamber’s board of directors in 2009-2010. Mr. Winfree is also a founding member and Director of the Families of the Wounded Fund, Inc., an organization dedicated to helping the families of soldiers severely wounded in Iraq and Afghanistan who are being treated at McGuire Veterans Hospital. He currently serves on the Bon Secours Health Systems Joint Hospitals board where he was Chairman of the board from 2010 through 2013, the St. Francis Medical Center Citizens board, the Greater Richmond Chamber of Commerce board, the Better Business Bureau board serving Central Virginia, Richmond’s Capital Region Collaborative, and the Goochland Rotary Club. Mr. Winfree is Vice-Chairman of the Board of Directors and Vice-Chairman of the Executive Committee of both the Company and the Bank. He also serves as Chairman of the board of directors of Village Bank Mortgage Corporation.

Incumbent Directors

Whose Terms Will Expire in 2017 (Class B)

R. T. Avery, III, 65, has been a director since 1998.  Mr. Avery is President and co-founder of Chesterfield Construction Services, Inc., which trades as Emerald Homes.  This company specializes in the “work force affordable” sector of the residential construction market. Mr. Avery has over 34 years of experience in real estate development and home building in central Virginia. This experience provides managerial expertise to the board of directors as well as an extensive knowledge of the real estate market in which the Bank operates.

William B. Chandler, 65, has been a director since 1998.  Mr. Chandler has developed significant managerial and marketing skills as a co-owner in two corporations: Manchester Industries, Inc., which converts board and paper into sheets from roll stock for the printing industries, and Plastex Fabricators, Inc., which is a fabricator of industrial and commercial plastics used for décor in the retail industry. He currently is responsible for engineering, construction, safety and production of Manchester Industries and serves as its Executive Vice President. He is also President of Plastex Fabricators located in Charlotte, North Carolina. Mr. Chandler is Chairman of the Compensation Committee and a member of the Audit Committee.

R. Calvert Esleeck, Jr., 70, has been a director since 1998. He brings financial expertise and business leadership skills developed through owning and managing Murray & Esleeck, P.C., a certified public accounting firm in Chesterfield County, Virginia for 30 years before his retirement in 2008. Mr. Esleeck is a combat veteran of the Vietnam War where he served as a Marine infantry officer. He is also a founder of the Families of the Wounded Fund, Inc., an organization dedicated to helping the families of service members severely wounded in Iraq and Afghanistan who are being treated at McGuire Veterans Hospital. He was past President of the Fund and continues to serve on its board of directors. Mr. Esleeck qualifies as an audit committee financial expert under Securities and Exchange Commission (“SEC”) guidelines. Mr. Esleeck is Co-Chair of the Audit Committee and a member of the Nominating and Corporate Governance Committee.

Charles E. Walton, 69, has been a director since 2008 when River City Bank merged with the Bank. He formerly served as a director of River City Bank.  Mr. Walton is the owner of Charles E. Walton & Co., P.C., a certified public accounting firm. Mr. Walton provides accounting and auditing experience, as well as investment and business advisory skills that are critical for the Company.  Mr. Walton qualifies as an audit committee financial expert under SEC guidelines.  Mr. Walton is Co-Chair of the Audit Committee and also a member of the Compensation Committee.

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William G. Foster, Jr., 53, has served as Chief Executive Officer of the Company and the Bank since March 1, 2014. He has served as President of the Company and the Bank since August 2013. He previously served as Senior Vice President and Chief Credit Officer of the Bank since March 2012. Prior thereto, he was an independent consultant focusing on business restructuring, turnaround and strategic planning. From March 1990 until April 2008, he served in several executive leadership roles with SunTrust Bank, including Group Executive Vice President-MidAtlantic Commercial Real Estate Banking, Senior Managing Director and Senior Credit Officer for Corporate and Investment Banking, and Group Executive Vice President-MidAtlantic Commercial Banking Line of Business. Mr. Foster has more than 27 years of banking industry experience, which has afforded him broad knowledge and a keen understanding of all aspects of banking. In addition to his banking experience, he currently serves on the Cabinet for the Chesterfield Business Council of the Greater Richmond Chamber of Commerce and is on the board of directors of the Chesterfield Chamber of Commerce and Retail Merchants Association. Mr. Foster is a member of the Executive Committee and an Advisory Member of the Compensation Committee. He is also a member of the board of directors of Village Bank Mortgage Corporation.

Executive Officers Who Are Not Directors

Dennis J. Falk, 56, has served as Executive Vice President-Chief Administrative Officer and Treasurer since January 2012 and as Senior Vice President-Treasurer/Controller from December 2009 to December 2011. Prior to that, Mr. Falk served as Senior Vice President-Commercial Banking for the Bank from April 2006 to December 2009. Prior to his service at the Bank, Mr. Falk served as Senior Vice President for SunTrust Bank and was employed by SunTrust (and its predecessor bank in the MidAtlantic region, Crestar Bank) for 14 years. Mr. Falk has over 34 years of banking industry experience.

James E. Hendricks, Jr., 52, has served as Executive Vice President and Chief Credit Officer since March 1, 2014 and as Director of Special Assets since September 2013. Prior to that, Mr. Hendricks served at SunTrust Bank as the Senior Vice President and Mortgage Chief Operational Risk Officer from December 2012 to April 2013, Senior Vice President and Consumer Banking Chief Operational Risk Officer from November 2009 to December 2012, and as Senior Vice President and Consumer Lending Credit and Compliance Risk Officer from August 1999 to November 2009. Mr. Hendricks has over 30 years of banking industry experience.

Rebecca L. “Joy” Kline, 57, has served as Executive Vice President–Retail Banking of the Bank since September 2009. Prior to that, Mrs. Kline served as Vice President-Retail Manager of the Bank since 2006. Prior to her service to the Bank, Mrs. Kline was First Vice President of First Market Bank and Senior Vice President of Central Fidelity Bank. Mrs. Kline has over 35 years of banking industry experience.

Jerry W. Mabry, 67, has served as President and CEO of Village Bank Mortgage Corporation since April 2007.  Prior to joining the Mortgage Corporation, Mr. Mabry served as a Senior Vice President for Benchmark Mortgage Corp and as Executive Vice President of Home Loan Corp.  Mr. Mabry has over 45 years of experience in mortgage banking.

Max C. Morehead, Jr., 51, has served as Executive Vice President-Commercial Banking since March 2014. He has 27 years banking experience at SunTrust Bank (and its predecessor bank in the Mid-Atlantic region, Crestar Bank) and First Citizens Bank. During the majority of his 25 years at SunTrust, Mr. Morehead held various positions, including managing commercial and business banking groups. He is a 1986 graduate of the Virginia Military Institute.

Raymond E. Sanders, 61, has served as Executive Vice President of the Company since its inception. He has served as Executive Vice President and Chief Operating Officer of the Bank since June 2004; and also as Chief Risk Officer since 2010. He served as Senior Vice President-Retail Banking from July 2002 to June 2004. Mr. Sanders previously served as President of Seasons Mortgage Group from October 1993 until the company was sold in May 2001. He has over 35 years of experience in retail and mortgage banking.

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C. Harril Whitehurst, Jr., 64, has served as Executive Vice President and Chief Financial Officer of the Company since its inception. He has served as Executive Vice President and Chief Financial Officer of the Bank since September 2003. He serves on the Board of Chesterfield County’s Economic Development Authority. Mr. Whitehurst has over 40 years of banking industry experience, including 25 years in public accounting as a partner of an international public accounting firm. He also serves on the board of directors of Village Bank Mortgage Corporation.

SECURITY OWNERSHIP

Security Ownership of Management

The following table sets forth, as of April 1, 2015, unless otherwise noted, certain information with respect to the beneficial ownership of shares of common stock by each of the directors and director nominees, by the executive officers named in the “Summary Compensation Table” below, and by such directors and executive officers as a group. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of a director or executive officer living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time,

VILLAGE BANK AND TRUST FINANCIAL CORP.

Beneficial Ownership

	Amount and Nature of	Percent of
Name	Beneficial Ownership	Class (%)

Directors
R. T. Avery, III (1)	18,008	1.28%
Craig D. Bell (2)	17,761	1.27%
William B. Chandler (3)	16,668	1.19%
R. Calvert Esleeck, Jr. (4)	8,045	*
William G. Foster, Jr. (5)	24,621	1.75%
O. Woodland Hogg (6)	6,961	*
Michael A. Katzen (7)	8,178	*
Michael L. Toalson (8)	8,969	*
Charles E. Walton (9)	11,183	*
John T. Wash (10)	5,247	*
George R. Whittemore (11)	10,385	*
Thomas W. Winfree (12)	9,054	*

Named Executive Officers
C. Harril Whitehurst, Jr. (13)	13,199	*
James E. Hendricks, Jr. (14)	13,948	*

Directors and executive officers as a group (19 persons)	201,959	14.39%

* Indicates that holdings amount to less than 1% of the outstanding shares of common stock.

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(1)	Amount disclosed includes 844 shares of common stock owned by Mr. Avery; 3,803 shares of common stock in Mr. Avery’s IRA; 3,136 shares of common stock owned by Mr. Avery’s spouse, 252 shares of common stock owned by JG Partnership; and 9,973 shares of common stock held by the Trustee under the Village Bank Outside Directors Deferral Plan Trust FBO Raymond T. Avery, III.
(2)	Amount disclosed includes 471 shares of common stock owned by Mr. Bell; 3,125 shares of common stock in Mr. Bell’s IRA account; 4,506 shares of common stock in a Revocable Trust; 7 shares of common stock owned jointly with Mr. Bell’s brother; and 9,277 shares of common stock held by the Trustee under the Village Bank Outside Directors Deferral Plan Trust FBO Craig D. Bell. Mr. Bell also has stock options for 375 shares which vested on July 15, 2013 and have not been exercised.
(3)	Amount disclosed includes 8,331 shares of common stock owned by Mr. Chandler; and 8,337 shares of common stock held by the Trustee under the Village Bank Outside Directors Deferral Plan Trust FBO William B. Chandler.
(4)	Amount disclosed includes 1,709 shares of common stock owned by Mr. Esleeck, of which 1,553 shares are held jointly with Mr. Esleeck’s spouse; 121 shares of common stock in Mr. Esleeck’s IRA accounts; 171 shares of common stock owned by Mr. Esleeck’s spouse; 203 shares of common stock owned by Mr. Esleeck’s children in Trust; and 5,841 shares of common stock held by the Trustee under the Village Bank Outside Directors Deferral Plan Trust FBO R. Calvert Esleeck, Jr.
(5)	Amount disclosed includes 5,691 shares of common stock owned by Mr. Foster, of which 4,416 shares are held jointly with Mr. Foster’s spouse; 14,429 shares of common stock in Mr. Foster’s IRA account; a restricted stock award (time-based) of 1,625 shares of which none has vested; and the unvested portion of a restricted stock award (time-based) of 2,876 shares.
(6)	Amount disclosed includes 5,772 shares of common stock owned by Mr. Hogg, of which 1,357 shares are held jointly with Mr. Hogg’s spouse; 340 shares of common stock in Mr. Hogg’s IRA account; 345 shares of common stock owned by Mr. Hogg’s spouse; and 504 shares of common stock held by the Trustee under the Village Bank Outside Directors Deferral Plan Trust FBO O. Woodland Hogg, Jr.
(7)	Amount disclosed includes 1,337 shares of common stock owned by Mr. Katzen jointly with his spouse; and 6,841 shares of common stock held by the Trustee under the Village Bank Outside Directors Deferral Plan Trust FBO Michael A. Katzen.
(8)	Amount disclosed includes 2,050 shares of common stock owned by Mr. Toalson jointly with his spouse; 5,438 shares of common stock in Mr. Toalson’s IRA account; and 1,481 shares of common stock held by the Trustee under the Village Bank Outside Directors Deferral Plan Trust FBO Michael L. Toalson.
(9)	Amount disclosed includes 8,170 shares of common stock owned by Mr. Walton, of which 2,250 shares are held jointly with his spouse; 2,966 shares of common stock in Mr. Walton’s IRA accounts; and 47 shares of common stock owned by Mr. Walton’s spouse.
(10)	Amount disclosed includes 4,753 shares of common stock owned by Mr. Wash; and 494 shares of common stock in Mr. Wash’s IRA account.
(11)	Amount disclosed includes 162 shares of common stock owned by Mr. Whittemore; 6,787 shares of common stock in Mr. Whittemore’s IRA accounts; 1,093 shares of common stock owned by Mr. Whittemore’s spouse; and 2,186 shares of common stock held by the Trustee under the Village Bank Outside Directors Deferral Plan Trust FBO George R. Whittemore. Mr. Whittemore also has stock options for 157 shares which vested on July 15, 2013 and have not been exercised.
(12)	Amount disclosed includes 7,041 shares of common stock owned by Mr. Winfree; and 1,128 shares of common stock in Mr. Winfree’s IRA account. Mr. Winfree also has stock options for 885 shares which vested on January 3, 2014 and have not been exercised.
(13)	Amount disclosed includes 12,386 shares of common stock owned by Mr. Whitehurst, of which 10,150 shares are held jointly with his spouse; and a restricted stock award (time-based) of 813 shares of which none have vested.
(14)	Amount disclosed includes 4,789 shares of common stock owned by Mr. Hendricks, of which 807 shares are held jointly with his spouse; 4,457 shares of common stock in Mr. Hendricks’ IRA account; 1,964 shares of common stock owned by Mr. Hendricks’ spouse; the unvested portion of a restricted stock award (time-based) of 1,676 shares; and a restricted stock award (time-based) of 1,062 shares of which none have vested.

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Security Ownership of Certain Beneficial Owners

The following table sets forth, as of April 1, 2015, unless otherwise noted, certain information known to the Company with respect to the beneficial ownership of shares of common stock by owners of 5% or more of the outstanding shares of the Company’s common stock. Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of such owner living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby such owner can vest title in himself at once or at some future time.

	Amount and Nature of	Percent of
Name	Beneficial Ownership	Class (%)

Kenneth R. Lehman	576,800	41.10%
1408 N. Abingdon Street
Arlington, VA 22207

John S. Clark	96,772	6.32%
1633 Broadway, 30th Floor
New York, NY 10019

Mr. Lehman beneficially owns 576,800 shares of common stock and has sole voting and dispositive power with respect to all of such shares.

Mr. Clark beneficially owns 96,772 shares of common stock. Mr. Clark has sole voting and dispositive power with respect to 78,428 of such shares, which includes 3,000 shares of common stock held by trusts for which he serves as sole trustee. Mr. Clark has shared voting and dispositive power with respect to 18,344 of such shares deemed beneficially owned by his spouse.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and executive officers, and any persons who own more than 10% of the outstanding shares of common stock, to file reports of ownership and changes in ownership of common stock.  Officers and directors are required by regulations to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during fiscal year 2014, there were four late filings, specifically a Form 4 for William G. Foster, Jr. for a restricted stock award issued August 20, 2014; a Form 3 for James E. Hendricks, Jr.; a Form 4 for the purchase of shares by James E. Hendricks, Jr. in December 2013; and a Form 3 for Max C. Morehead, Jr. All other directors and executive officers complied with all applicable Section 16(a) filing requirements.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

General

The business and affairs of the Company are managed under the direction of the board of directors in accordance with the Virginia Stock Corporation Act and the Company’s Articles of Incorporation and Bylaws. Members of the board are kept informed of the Company’s business through discussions with the President and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the board of directors and its committees.

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Board Leadership

The positions of Chairman of the board of directors and President and Chief Executive Officer of the Company are held by separate persons due to the distinct and time consuming natures of these roles. The principal role of the President and Chief Executive Officer is to manage the business of the Company in a safe, sound, and profitable manner. The role of the board of directors, including its Chairman, is to provide independent oversight of the President and Chief Executive Officer, to oversee the business and affairs of the Company for the benefit of its shareholders, and to balance the interests of the Company’s diverse constituencies including shareholders, customers, employees, and communities.

Each board member of the Company also serves as a director of the Bank. Our directors are also actively involved in our strategic planning process and the management of our nonperforming assets.

Independence of the Directors

The board of directors has determined that the following ten individuals of its twelve current members are independent as defined by applicable SEC rules and the listing standards of the NASDAQ Stock Market (“NASDAQ”): R. T. Avery, III, Craig D. Bell, William B. Chandler, R. Calvert Esleeck, Jr., O. Woodland Hogg, Jr., Michael A. Katzen, Michael L. Toalson, Charles E. Walton, John T. Wash, Sr. and George R. Whittemore. In reaching this conclusion, the board of directors considered that the Company and its subsidiary conduct business with companies of which certain members of the board of directors or members of their immediate families are or were directors or officers.

In addition to the matters discussed below under “Certain Relationships and Related Transactions”, the board of directors considered the following relationships between the Company and one of its directors to determine whether such director was independent under applicable SEC rules and NASDAQ’s listing standards:

•	Craig D. Bell is a partner with the law firm of McGuire Woods LLP. The Company paid McGuire Woods, LLP approximately $14,730 in legal fees in 2014.

There were no other relationships between the Company and its directors except as disclosed below under “Certain Relationships and Related Transactions”.

Board and Committee Meeting Attendance

In 2014, there were 12 meetings of the Company’s board of directors and 16 meetings of the Bank’s board of directors. Each director (with the exception of Mr. Balzer) attended greater than 75% of the aggregate number of meetings of the board of directors and meetings of committees of which the director was a member in 2014.

Executive Sessions

The board of directors generally holds executive sessions of non-employee directors at each board meeting. At least one executive session is held for the purpose of evaluating the President and Chief Executive Officer. Any independent director can request that an executive session be scheduled.

Board’s Role in Risk Oversight

The board of directors oversees risk management to be reasonably certain that the Company’s risk management policies, procedures, and practices are consistent with corporate strategy and functioning appropriately.

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The board of directors performs its risk oversight in several ways. The board of directors establishes standards for risk management by approving policies that address and mitigate the Company’s most material risks. These include policies addressing credit risk, interest rate risk, capital risk, and liquidity risk, as well as Bank Secrecy Act/Anti-Money-Laundering compliance. The board of directors also monitors, reviews, and reacts to risk through various reports presented by management, internal and external auditors, and regulatory examiners.

The board of directors conducts certain risk oversight activities through its committees with direct oversight over specific functional areas. The risk oversight activities of the Audit, Compensation, Executive, Nominating and Corporate Governance Committees are described in the “Committees of the Board” section of this Proxy Statement, below; in the “Executive Compensation” section, beginning on page 16, and in the “Audit Information” section, beginning on page 29.

The board of directors is empowered to create additional standing and ad hoc committees to facilitate regular monitoring and deeper analysis of matters that may arise from time to time. The board of directors also meets regularly in executive session to discuss a variety of topics, including risk, without members of management present.

In the foregoing ways, the full board of directors is able to monitor the Company’s risk profile and risk management activities on an ongoing basis.

Committees of the Board

The Company has an Audit Committee, Compensation Committee, Executive Committee and Nominating and Corporate Governance Committee.

Audit Committee

The Company’s Audit Committee assists the board of directors in fulfilling its oversight responsibility to the shareholders relating to the integrity of the Company’s financial statements, compliance with legal and regulatory requirements and the qualifications, independence and the performance of the internal audit function. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company The board of directors has adopted a written charter for the Audit Committee. A copy of the charter is available at our website at www.villagebank.com under “Corporate Information-Governance Documents”.

In 2014, the members of the Audit Committee were Messrs. Esleeck (Co-Chair), Walton (Co-Chair), Chandler and Whittemore. The board of directors, in its business judgment, has determined that such directors are independent as defined by NASDAQ’s listing standards and SEC regulations. The board of directors also has determined that all of the members of the Audit Committee have sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that Mr. Esleeck and Mr. Walton qualify as audit committee financial experts as defined by SEC regulations.

The Audit Committee met six times in 2014. For additional information regarding the Audit Committee, see “Audit Information – Audit Committee Report” later in this Proxy Statement.

Compensation Committee

The Company’s Compensation Committee assists the board of directors in fulfilling their responsibility to the shareholders to ensure that the Company's officers, key executives, and board members are compensated in accordance with the Company's total compensation objectives and executive compensation policy. The Compensation Committee advises and recommends for approval compensation policies, strategies, and pay levels necessary to support organizational objectives. The board of directors has adopted a written charter for the Compensation Committee.  A copy of the charter is also available at our website at www.villagebank.com under “Corporation Information-Governance Documents”.

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In 2014, the members of the Compensation Committee were Messrs. Chandler (Chair), Bell, Toalson, Walton and Wash, all of whom the board in its business judgment has determined are independent as defined by NASDAQ’s listing standards and SEC regulations.

The Compensation Committee’s primary objective is to provide competitive levels of compensation to attract, retain and reward outstanding executive officers. In a highly competitive community banking marketplace, excellent leadership is essential.  Our executive officers are expected to manage the business of the Company in a manner that promotes its growth and profitability for the benefit of our shareholders.  To that end, we believe that:

•	Our key executives should have compensation opportunities at levels that are competitive with peer institutions;
•	Total compensation should include significant “at risk” components that are linked to annual and longer term performance results; and
•	Stock-based compensation should form a key component of total compensation as a means of linking executive management to the long term performance of the Company and aligning their interests with those of shareholders.

The Compensation Committee’s compensation philosophy with respect to its executive officers is one of pay for performance.  Accordingly, an executive officer’s annual compensation consists of a base salary, an annual monetary bonus and stock-based compensation.  The annual monetary bonus is utilized to reward our executives for achieving short-term financial and productivity goals, and stock-based compensation is utilized for achieving long-term financial and productivity goals. The Compensation Committee evaluates all compensation plans to ensure that they do not encourage unnecessary or excessive risk. No monetary bonus has been paid any executive officer for the last two years.

The Compensation Committee has engaged Lockton Companies, LLC as an independent executive compensation advisor.  The compensation advisor advises the Compensation Committee on matters relating to compensation benchmarking, staying current with regulatory and legal issues related to executive compensation, and designing appropriate compensation programs. As part of its consultation with the Compensation Committee, the compensation advisor provides the Committee with peer group comparisons. The Compensation Committee has direct access to the consultant and control over its engagement. The Compensation Committee has determined that the work of the compensation advisor and its employees as compensation consultants to the Company has not created any conflict of interest.

The Compensation Committee met four times in 2014.

Executive Committee

When the board of directors is not in session, the Executive Committee is authorized to exercise all of the board of director’s power except for certain responsibilities of the board of directors, such as approval of an amendment of the articles of incorporation, a plan of merger or consolidation or the issuance of stock.

In 2014, the members of the Executive Committee were Messrs. Bell (Chair), Winfree (Vice-Chair), Katzen, Hogg and Foster. The Executive Committee met five times in 2014.

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Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for selecting and recommending to the board of directors with respect to (i) nominees for election at the Annual Meeting of Shareholders, and (ii) nominees to fill board vacancies. The board of directors has adopted a written charter for the Nominating and Corporate Governance Committee, a copy of which is available at our website at www.villagebank.com under “Corporate Information-Governance Documents”.

In 2014, the members of the Nominating and Corporate Governance Committee were Messrs. Bell (Chair), Balzer, Esleeck, Wash and Whittemore, all of whom the board of directors in its business judgment has determined are independent as defined by NASDAQ’s listing standards and SEC regulations. Mr. Balzer resigned from the board on January 26, 2015.

The Nominating and Corporate Governance Committee met one time in 2014.

Director Nomination Process

In identifying potential nominees, the Nominating and Corporate Governance Committee takes into account such factors as it deems appropriate, including the current composition of the board of directors, the range of talents, experiences and skills that would best complement those that are already represented on the board of directors, the balance of management and independent directors and the need for specialized expertise. The Nominating and Corporate Governance Committee considers candidates for board membership suggested by its members and by management, and the independent directors will also consider candidates suggested informally by a shareholder of the Company.

In the consideration of director nominees, including any nominee that a shareholder may submit, the Nominating and Corporate Governance Committee considers, at a minimum, the following factors for new directors, or the continued service of existing directors:

•	The ability of the prospective nominee to represent the interests of the shareholders of the Company;
•	The prospective nominee’s standards of integrity, commitment and independence of thought and judgment;
•	The prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards;
•	The extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the board of directors; and
•	The prospective nominee’s involvement within the communities the Company serves.

Shareholders entitled to vote for the election of directors may recommend candidates for the Nominating and Corporate Governance Committee to consider formally in connection with an annual meeting as long as the recommendation is made on or before the last date on which a shareholder may nominate an individual for election to the board of directors under the Company's Bylaws.

Under the process used by the Company for selecting new board candidates, the President and Chief Executive Officer and the board of directors identify the need to add a new board member with specific qualifications or to fill a vacancy on the board. The Chairman of the board of directors will initiate a search, working with staff support and seeking input from board members and executive management, hiring a search firm, if necessary, and considering any candidates recommended by shareholders. An initial slate of candidates that will satisfy criteria and otherwise qualify for membership on the board may be presented to the board of directors. A determination is made as to whether board members have relationships with preferred candidates and can initiate contacts. The President and Chief Executive Officer and the Chairman of the board of directors interview prospective candidates. The board of directors meets to conduct further interviews of prospective candidates, if necessary or appropriate, and to consider and recommend final candidates for approval.

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Director Compensation

Members of the board of directors of the Company do not receive fees for their service as directors. However, all of the directors of the Company also serve as directors of the Bank. In 2014, as compensation for their service to the Bank, each non-employee member of the board of directors received the following fees:

•	a retainer fee of $10,000, paid quarterly in increments of $2,500;
•	an attendance fee of $500 for each meeting of the board attended ($650 for the Chair of the board); and
•	an attendance fee of $200 for each meeting of a committee attended ($300 for the Chair of the committee), with the exception that the Audit Committee members receive $300 for each meeting attended ($450 for the Chair of the committee).

In 2015, the Chairman of the board of directors of the Bank will receive a $22,000 retainer payable semi-annually in increments of $11,000. Each other non-employee member of the board of directors of the Bank will receive a $20,000 retainer payable semi-annually in increments of $10,000.

Board members who are also officers of the Company or the Bank receive compensation only for their executive roles. They do not receive additional compensation for board service or attending committee meetings.

In 2005, the Bank adopted the Outside Directors Deferral Plan under which non-employee directors of the Bank have the opportunity to defer receipt of all or a portion of their compensation until retirement or departure from the board of directors. Any amounts deferred under this plan are maintained in an account for the benefit of the director and are credited annually with interest on the deferred amount at a market rate established at the beginning of each plan year (5.55% for 2014).

In August 2013, Thomas W. Winfree stepped down from his position as President of the Company and the Bank and entered into a new employment agreement pursuant to which he continued to serve as Chief Executive Officer until his retirement in February 2014. Mr. Winfree continues to serve as a member of the board of directors of the Company and the Bank. Further information about Mr. Winfree’s employment agreements is included under “Executive Officer Compensation – Employment and Change-in-Control Agreements with Named Executive Officers.”

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The following table provides information concerning the compensation of all non-employee directors for the year ended December 31, 2014:

Director Compensation for 2014

Name	Fees Earned or Paid in Cash ($)		Total ($)

R.T. Avery, III	$24,050	(1)	$24,050
Donald J. Balzer, Jr.	19,900	(1)	19,900
Craig D. Bell	22,400	(1)	22,400
William B. Chandler	22,250	(1)	22,250
R. Calvert Esleeck, Jr.	22,100		22,100
O. Woodland Hogg, Jr.	21,900		21,900
Michael A. Katzen	26,050	(1)	26,050
Michael L. Toalson	22,850		22,850
Charles E. Walton	21,800		21,800
John T. Wash, Sr.	23,300		23,300
George R. Whittemore	26,100		26,100
Thomas W. Winfree	20,133	(2)	20,133

(1)	All fees earned by the director were deferred for the year ended December 31, 2014.
(2)	Mr. Winfree earned these fees as a nonexecutive director subsequent to his retirement as an executive officer on February 28, 2014.

Annual Meeting Attendance

The Company encourages members of the board of directors to attend the Annual Meeting of shareholders. All members of the board at that time attended the 2014 Annual Meeting.

Communications with Directors

Any director may be contacted by writing to the named director, c/o the Company, P.O. Box 330, 13319 Midlothian Turnpike, Midlothian, Virginia 23113. Communications to the non-management directors as a group may be sent to the same address, c/o the Corporate Secretary of the Company. The Company promptly forwards all such correspondence to the indicated directors.

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EXECUTIVE COMPENSATION

Executive Officer Compensation

The following table presents information concerning the compensation of the named executive officers for services rendered in all capacities to the Company and the Bank.

Summary Compensation Table

Name and Principal			Stock Awards	Option Awards	Nonqualified Deferred Compensation		All Other Compensation
Position	Year	Salary ($)	($) (2)	($) (2)	Earnings		($) (4)	Total
Thomas W. Winfree (1)	2014	$35,700	$-	$13,008	$29,692		$3,333	$81,733
President and Chief	2013	211,925	-	-	163,384	(3)	9,260	384,569
Executive Officer
William G. Foster (1)	2014	243,750	92,316	-	48,646		12,549	397,261
President and Chief	2013	181,573	84,048	-	61,776		10,675	338,072
Executive Officer
James E. Hendricks, Jr.	2014	180,000	98,248	-	18,017		10,905	307,170
Executive Vice President/	2013	59,308	-	-	2,844		2,385	64,537
Chief Credit Officer
C. Harril Whitehurst, Jr.	2014	178,500	43,968	-	38,109		10,678	271,255
Executive Vice President/	2013	175,852	-	4,845	50,557		10,790	242,044
Chief Financial Officer

(1)	Mr. Winfree retired effective February 28, 2014 and Mr. Foster assumed the duties of Chief Executive Officer of the Company and the Bank.
(2)	The amounts represent the aggregate grant date fair value of each award calculated in accordance with Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Assumptions used in the calculation of these amounts are included in Note 14 of the Company’s audited financial statements for the year ended December 31, 2013 included in the Annual Report on Form 10-K filed with the Commission on March 26, 2014. Assumptions used for the December 31, 2014 amounts are consistent with those used for the year ended December 31, 2013.
(3)	Amount reflects, in part, an increase in the duration of his supplemental retirement plan benefit payments from 15 years to 20 years.
(4)	Amounts shown in the “All Other Compensation” column are detailed in the following table:

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All Other Compensation

Name and Principal Position	Year	Life Insurance Premium	Company Contributions to Retirement and 401(k) Plans	Company Vehicle/ Automobile Allowance	Telephone Allowance	Financial Planning	Cancer Policy Insurance Premium	Total
Thomas W. Winfree	2014	$858	$904	$-	$-	$1,500	$71	$3,333
	2013	4,591	4,242	-	-	-	427	9,260

William G. Foster, Jr.	2014	368	4,875	6,000	600	-	705	12,549
	2013	338	3,632	6,000	-	-	705	10,675

James E. Hendricks, Jr.	2014	-	3,600	6,000	600	-	705	10,905
	2013	-	-	2,000	150	-	235	2,385

C. Harril Whitehurst, Jr.	2014	1,176	3,124	6,000	-	-	378	10,678
	2013	1,026	3,386	6,000	-	-	378	10,790

Mr. Foster was promoted to the position of President of the Company and the Bank effective August 19, 2013, assuming those duties from Mr. Winfree. Prior to this promotion, Mr. Foster served as Senior Vice President-Chief Credit Officer of the Bank since March 2012. Upon Mr. Winfree’s retirement on February 28, 2014, Mr. Foster assumed the position of President and Chief Executive Officer of the Company and the Bank.

Prior to his retirement, Mr. Winfree had an employment agreement with the Company and the Bank. Mr. Foster currently has an employment agreement with the Company and Mr. Hendricks has an employment agreement with the Bank. Additional information on these employment agreements is included below under “− Employment and Change-in-Control Agreements with Named Executive Officers.” Information on the components of executive compensation is set forth below.

Salary. The Company believes that a competitive salary for executive management is essential. Furthermore, flexibility to adapt to the particular skills of an individual or the specific needs of the Company is required. Proposed salary adjustments for executive management are presented to the Compensation Committee by the Chief Executive Officer, typically during the second quarter. The Compensation Committee reviews the recommendations, makes any further adjustments and generally approves the recommendations with input from the Compensation Committee’s external compensation advisor. Recommendations regarding adjustments to Mr. Foster’s salary are reviewed and, if appropriate, approved by the Executive Committee. Mr. Foster received a salary increase in March 2014 upon his promotion to President and Chief Executive Officer of the Company and the Bank. The other named executive officers received no salary increases in 2014.

Stock-Based Compensation. In the past, the Compensation Committee has recommended for approval by the board of directors stock option and restricted stock awards to employees under the Village Bank and Trust Financial Corp. Incentive Plan, as amended and restated February 25, 2014. These awards of stock options and restricted stock are utilized to attract new employees, reward existing employees for performance, and retain key employees. If shareholders approve Proposal Three, any additional awards of stock-based compensation will be made pursuant to the Village Bank and Trust Financial Corp. 2015 Stock Incentive Plan.

In granting stock awards in 2014, the Compensation Committee asked its external compensation advisor to provide a recommendation regarding stock awards for executive management. The Compensation Committee’s advisor recommended stock awards for each executive based on the Company’s executive compensation philosophy statement. As a result of this evaluation, the Compensation Committee and Board approved a combination of time-vested restricted stock grants, performance-based restricted stock grants and one option grant to reward and retain the named executives and other key officers of the Company and Bank. The stock-based compensation for the named executives includes the full value of the time-vested restricted stock grants as of the date of grant.

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For performance-based restricted stock grants, the Company adopted the Village Bank & Trust 2014-5 Management Incentive Plan (“MIP”) that will award grants to each executive officer based on achieving identified goals. The performance period is July 1, 2014 to December 31, 2015. Goals were established for the following categories and carry the following weighting:

•	40% Consolidated Net Income Before Taxes and Preferred Stock Dividends
•	15% Consolidated Total Nonperforming Assets to Total Assets
•	15% Consolidated Classified Assets to Total Assets
•	15% Tier 1 Capital Ratio for the Bank
•	15% Total Risk-Based Capital Ratio for the Bank

100%

The stock based compensation for the named executives includes the full value as of the date of grant of the performance-based restricted stock grants assuming management receives the stock awards associated with achieving the targeted goals.

In conjunction with his promotion to President on August 19, 2013, Mr. Foster was granted a time-vested restricted stock award of 3,835 shares (adjusted for the 1 for 16 reverse stock split effective August 8, 2014) which vested 25% after one year, will vest an additional 25% after two years and the remaining 50% after three years. In accordance with FASB ASC Topic 718, the compensation expense for these restricted stock awards was recognized in the 2013 fiscal year.

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Information on restricted stock and option awards to the named executive officers in 2014 is provided in the following table:

Name	Grant Date	All Other Stock Awards (1): Number of Shares of Stock or Units (#) (2)	All Other Option Awards (1): Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (3)
Thomas W. Winfree	1/3/2014	-	885	$25.28	$13,008

William G. Foster	7/30/2014	1,750			47,320
	8/20/2014	1,625			44,996
		3,375			$92,316

James E. Hendricks, Jr.	3/25/2014	2,235			$47,548
	7/30/2014	1,062			28,716
	7/30/2014	813			21,984
		4,110			$98,248

C. Harril Whitehurst, Jr.	7/30/2014	813			$21,984
	7/30/2014	813			21,984
		1,626			$43,968

____________

(1)	All stock awards prior to August 8, 2014 have been adjusted for a 1 for 16 reverse stock split effective August 8, 2014.
(2)	Consists of restricted stock awards and performance based awards.
(3)	The amounts reported reflect the aggregate grant date fair value of the awards computed in accordance with the FASB ASC Topic 718, Compensation – Stock Compensation.

Supplemental Executive Retirement Plan. We believe that retirement compensation plays an important role in retaining key executives, as well as helping them provide for retirement. In 2014, the Compensation Committee engaged an independent compensation advisor to analyze the total retirement benefits provided by the Company and/or the Bank and Social Security to employees with various levels of compensation and years of service so that the Compensation Committee could determine the projected replacement ratio of income at retirement compared with active employment. Because of limits under our qualified retirement plan on the amount of deferrals that our executives can make, several of our executives can expect to have a lower retirement replacement ratio than we have targeted for all employees. Consequently, as a matter of “pension equity”, we have adopted a supplemental plan which should provide a benefit for designated executives that will help approach the targeted retirement replacement ratio.

The Company provides a potential supplemental retirement plan benefit of $50,000 annually for 20 years to Mr. Foster and a potential benefit of $25,000 annually for 15 years to each of Messrs. Whitehurst and Hendricks. The benefits vest ratably each year over a 10 year period. Under the plan’s vesting schedule, Mr. Foster is in his third year of service, Mr. Hendricks is in his second year of service and Mr. Whitehurst has completed his 10 year vesting requirement and is fully vested in his benefit. In the event of a pre-retirement death, vesting is accelerated and the executive’s named beneficiary receives the benefit under the applicable payout schedule. In the event of a post-retirement death, the executive’s named beneficiary receives any remaining benefit payments under the applicable payout schedule. In the event of a termination of employment resulting from a change in control of the Company, vesting is accelerated and the benefit is paid under the applicable payout schedule.

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2014 Shareholder Advisory Vote

In 2014, our shareholders voted their approval of the compensation of our executives as described in the Proxy Statement for the Annual Meeting of Shareholders. Approximately 88.3% of all votes cast were for approval of our executive compensation. The Compensation Committee considers these results and appreciates this strong showing of shareholder support for our compensation philosophy, plans and practices. The Compensation Committee strives to continue its work consistent with this support.

Outstanding Equity Awards

The following table sets forth certain information with respect to the amount and value of outstanding equity awards on an award-by-award basis held by the named executive officers at December 31, 2014.

Outstanding Equity Awards at Fiscal Year-end

		Option Awards (1)				Stock Awards (1)
	Grant	Number of Securities Underlying Unexercised Options (#)		Option Exercise	Option Expiration	Number of Shares or Units of Stock that Have Not		Market Value of Shares or Units of Stock That Have Not
Name	Date	Exercisable	Unexercisable	Price ($)	Date (2)	Vested (#)		Vested ($)(3)

Thomas W. Winfree	1/3/2014	-	885	$25.28	1/3/2024	-		-

William G. Foster, Jr.	8/20/2012	-	313	$16.00	8/20/2022
	8/19/2013					2,876	(4)	$63,272
	7/30/2014					1,750	(5)	38,500
	8/20/2014					1,625	(4)	35,750
						6,251		$137,522

James E. Hendricks, Jr	3/25/2014					1,676	(4)	$36,878
	7/30/2014					1,062	(4)	23,364
	7/30/2014					813	(5)	17,886
						3,551		$78,128

C. Harril Whitehurst, Jr.	9/26/2013	-	313	$25.28	9/26/2023
	7/30/2014					813	(4)	$17,886
	7/30/2014					813	(5)	17,886
						1,626		$35,772

____________

(1)	All stock awards prior to August 8, 2014 have been adjusted for a 1 for 16 reverse stock split effective August 8, 2014.
(2)	Each of the incentive stock option awards cliff vests at the end of three years from date of grant.
Once the shares vest and become exercisable, the award recipient may exercise such options, or any portion thereof, for a term of ten years after the date of grant.
(3)	The market value of the stock awards that have not vested was determined based on the per share closing price of the Company’s common stock on December 31, 2014 ($22.00).
(4)	Stock award is time vested according to the following schedule: 25% after one year, an additional 25% after two years and the remaining 50% after three years.
(5)	Performance based stock award under MIP described on page 18.

Employment and Change-in-Control Agreements with Named Executive Officers

Securing the continued service of key executives is essential to the successful future of the Company. Employment agreements and management continuity agreements (which help retain key executives during a possible change of control situation) assist the Company by providing security to key executives.

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The Company has an employment agreement with Mr. Foster and the Bank has an employment agreement with Mr. Hendricks. In addition, the Company and the Bank had an employment agreement with Mr. Winfree prior to his retirement on February 28, 2014.

Mr. Foster’s employment agreement was entered into on August 8, 2013 with an initial term of three years. Pursuant to the terms of his agreement, Mr. Foster was employed initially as the President of the Company and the Bank and became Chief Executive Officer and a director of the Company and the Bank upon Mr. Winfree’s retirement. The agreement may be extended by mutual agreement of the parties at any time. Annually, the Executive Committee of the board of directors reviews Mr. Foster’s performance for the immediately preceding year and, after such review, may extend his employment agreement (it has not yet been extended). Mr. Foster currently receives a base salary of $250,000 per year, an increase from the initial base salary of $200,000 per year set forth in his employment agreement. Pursuant to his agreement, he is entitled to participate in the Village Bank Supplemental Executive Retirement Plan with a potential annual benefit of $50,000 for 20 years. In addition, he was granted restricted stock awards in the amount of $100,000 upon being named President on August 19, 2013 and is entitled to participate in benefit plans available to senior executives of the Company and the Bank. Mr. Foster is not entitled to any severance benefits pursuant to his employment agreement. The Company has applied for approval from the Federal Reserve Bank of Richmond and the Federal Deposit Insurance Corporation of a separate severance and change of control agreement for Mr. Foster.

Mr. Hendrick’s employment agreement was entered into on May 16, 2014 and will expire on May 16, 2016 unless renewed or extended in writing by the parties. Pursuant to the agreement, Mr. Hendricks serves as Executive Vice President and Chief Credit Officer of the Bank and receives an annual base salary of $180,000. The Bank’s board of directors will review his base salary at least annually and may make adjustments in its discretion. Mr. Hendricks will be entitled to cash bonuses and stock-based awards in such amounts as may be determined by the Company’s or the Bank’s board of directors in accordance with the terms and conditions of the applicable incentive plans in effect for senior executives of the Company and the Bank. Pursuant to his agreement, Mr. Hendricks is entitled to certain benefits in the event of a “Change of Control” (as defined in his agreement) of the Bank. If, following a Change of Control of the Bank, he is terminated by the Bank without Cause (as defined in his agreement), he terminates his employment for Good Reason (as defined in his agreement) or the Bank fails to renew his agreement, he will be entitled to receive a lump sum cash payment equal to his annual base salary, payable in equal monthly installments for a period of 12 months succeeding the date of his termination.

Mr. Winfree’s employment agreement with the Company and the Bank was entered into on May 1, 2001 with an initial term of three years. Under the agreement, Mr. Winfree agreed to perform the services and duties appropriate to his positions at that time of President and Chief Executive Officer of the Company and the Bank. Such agreement was effective until September 28, 2013, at which time Mr. Winfree stepped down as President and entered into a new employment agreement covering the period from September 28, 2013 to September 27, 2014. His new agreement was effective until his retirement from his position as Chief Executive Officer on February 28, 2014.

Certain Relationships and Related Transactions

Some of the directors and officers of the Company are customers of the Company and the Bank, and the Company and the Bank have had banking transactions in the ordinary course of business with directors, officers, and their associates, on substantially the same terms, including interest rates, collateral and repayment terms on loans, as those prevailing at the same time for comparable transactions with persons not related to the Company All outstanding loans to such officers and directors and their associates are current as to principal and interest and do not involve more than the normal risk of collectability or present other unfavorable features. None of such outstanding loans are classified as non-accrual, past due, restructured or potential problems. As of December 31, 2014, all loans to directors, executive officers and their affiliates totaled approximately $8,258,000.

There are no legal proceedings to which any director, officer or associate is a party that would be material and adverse to the Company.

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PROPOSAL TWO

ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION

As part of implementing the “say on pay” requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, pursuant to applicable rules, the SEC requires a separate and non-binding shareholder vote to approve the compensation of the named executive officers in this Proxy Statement. This proposal, commonly known as a “say on pay” proposal, gives shareholders the opportunity to endorse or not endorse a company’s executive pay program. Accordingly, shareholders of the Company are being asked to approve the following resolution:

“RESOLVED, that the shareholders of the Company approve the compensation of executive officers as disclosed in this Proxy Statement pursuant to the rules of the Securities and Exchange Commission.”

As stated above, this is an advisory vote only. Approval of the proposed resolution requires the affirmative vote of a majority of the shares present at the Annual Meeting and entitled to vote.

The board of directors believes that the Company’s compensation policies and procedures are strongly aligned with the long-term interests of its shareholders. Because your vote is advisory, it will not be binding upon the board of directors. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF PROPOSAL TWO-ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION

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PROPOSAL THREE

APPROVAL OF VILLAGE BANK AND TRUST FINANCIAL CORP.

2015 STOCK INCENTIVE PLAN

General

The Company is asking shareholders to approve the Village Bank and Trust Financial Corp. 2015 Stock Incentive Plan (the “Plan”). The Plan was adopted by the board of directors on March 24, 2015 subject to shareholder approval. The Plan makes available up to 60,000 shares of common stock for the granting stock options, restricted stock awards, stock appreciation rights and other stock-based awards.

The Company is asking shareholders to approve the Plan because the existing Village Bank and Trust Financial Corp. Incentive Plan (the “Existing Plan”) will expire on February 28, 2016, prior to the anticipated date of the 2016 Annual Meeting. If the Plan is approved by shareholders, the Existing Plan will terminate and no further awards will be made under the Existing Plan. If the Plan is not approved by shareholders, additional awards may be made under the Existing Plan until February 28, 2016.

The board believes the Plan will be an important factor in attracting, retaining and rewarding the high caliber individuals essential to the Company’s long-term success. The board further believes that ownership of the Company’s common stock will stimulate the efforts of those individuals upon whose judgment, interest and efforts the Company is and will be largely dependent for the successful conduct of its business, and will further align the interests of those individuals with the interests of the Company’s shareholders.

The more significant features of the Plan are described below. To aid your understanding, the full text of the Plan, as proposed for approval by shareholders, is provided in Appendix A to the Proxy Statement.

Administration

The Plan will be administered by a committee appointed by the board of directors to administer the Plan pursuant to Plan Section 16 (the “Committee”), or if no such Committee has been appointed, the board. The Committee has the power to select Plan participants, determine the type of stock-based award that will be granted, and fix the number of shares subject to the grant. The vesting, exercisability, payment and other terms or restrictions applicable to an award will be determined by the Committee and set forth in a written award agreement approved by the Committee and delivered to the participant as soon as practicable following the grant of the award. In addition, the Committee has the authority to interpret the Plan, to adopt, amend, or waive rules or regulations for the Plan’s administration, and to make all other determinations for administration of the Plan.

Eligibility

All the employees of the Company and its subsidiaries and affiliates are eligible to receive awards under the Plan. In addition, members of the board and other individuals who perform significant services for the Company may receive awards under the Plan. Any awards made to members of the Committee must be approved by the board.

Shares Subject to the Plan

The number of shares of common stock that may be issued under the Plan is 60,000 shares. In connection with stock splits, stock dividends and certain other changes in the capitalization of the Company, the board may make proportionate and equitable adjustments that it deems appropriate in the aggregate number of shares that may be issued under the Plan, the terms of outstanding awards, and the per individual grant limitations set forth in the Plan.

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If any awards under the Plan terminate, expire or are canceled, forfeited or surrendered without having been exercised or are paid in cash, the shares of common stock subject to such awards will again be available for awards under the Plan.

Awards

The principal features of the different type of awards under the Plan are summarized below.

Stock Options

Stock options granted under the Plan may be incentive stock options (which meet the requirements of Section 422 of the Internal Revenue Code (the “Code”)) and options that do not qualify as incentive stock options. A stock option entitles a recipient to purchase shares of common stock at the exercise price. The Committee will fix the exercise price at the time the stock option is granted, provided the exercise price cannot be less than 100% of the fair market value of share of the Company’s common stock on the date of grant (or, in the case of an incentive stock option granted to a 10% shareholder of the Company, 110% of the shares’ fair market value on the date of grant). The exercise price may be paid in cash, by delivery of previously acquired shares with an aggregate fair market value equal to the exercise price for the number of option shares being acquired, through a “net share exercise” whereby the Company withholds and retains sufficient shares issuable in connection with the stock option to cover the exercise price, through a “cashless exercise” procedure that enables the participant the opportunity to sell immediately some of the shares underlying the exercised portion of the stock option to generate sufficient cash to pay the exercise price, or through a combination of the foregoing.

Stock options may be exercised at such times and subject to such conditions as may be prescribed by the Committee, including the requirement that they will not be exercisable after ten years from the date of grant (or five years in the case of an incentive stock option granted to a 10% shareholder of the Company).

Restricted Stock Awards

The Plan permits the grant of restricted stock awards. A restricted stock award is an award of common stock that may be subject to restrictions on transferability and other restrictions as the Committee determines in sole discretion on the date of grant. The restrictions may lapse over a specified period of time based on continued employment or service and/or the achievement of certain performance objectives. Unless a restricted stock award agreement provides otherwise, a participant who receives a restricted stock award will have all the rights of shareholder as to those shares, including the right to vote and the right to receive dividends.

Restricted Stock Unit Awards

The Committee may also award restricted stock units (“RSUs”) under the Plan. An RSU is an award stated with reference to a number of shares of common stock. The Committee may place such restrictions on the vesting and settlement of RSUs as the Committee deems appropriate, including restrictions relating to continued employment or service and/or achievement of certain performance objectives. The RSU may entitle the recipient to receive, upon satisfaction of the vesting conditions set forth in the RSU agreement, cash, shares of common stock or a combination of cash and shares of common stock.

Stock Appreciation Rights

The Plan authorizes the Committee to grant Stock Appreciation Rights (“SARs”) that entitle the recipient upon exercise to receive cash, shares of common stock or a combination of the two. The amount that a recipient will receive upon exercise of the SAR will equal the excess of the fair market value of a share of common stock on the date of exercise over the share’s fair market value on the date of grant (the “initial value”), multiplied by the number of shares for which the SAR is exercised. SARs will become exercisable in accordance with the terms prescribed by the Committee. SARs may be granted in tandem with an option or independently from an option grant. The exercise of SARs granted in tandem with options will terminate those options, and the exercise of the related options will cancel the tandem SARs. The term of a SAR cannot exceed ten years from the date of grant or five years in the case of a SAR granted in tandem with an incentive stock option awards to a 10% shareholder of the Company.

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Stock Awards

The Committee will be authorized to grant stock awards under the Plan. Stock awards are shares of unrestricted common stock. The Committee will determine the terms and conditions to which a stock award is subject, if any. A stock award may be made by the Committee in its discretion without cash consideration and may be granted as settlement of a performance-based compensation award.

Incentive Awards

The Committee will be authorized to grant incentive awards under the Plan. Incentive awards are intended to be performance-based compensation awards under Section 162(m) of the Code. Incentive awards, including the performance objective and the related performance period, will be determined by the Committee in its discretion. After a performance period has ended, the holder of an incentive award is entitled to receive the value of the award based on the degree to which the performance objectives described below under “Performance Criteria” and other conditions established by the Committee have been satisfied. Payment of incentive awards will be in cash, stock or a combination of the two as determined by the Committee, and may be paid in a lump sum or in installments.

Performance Criteria

The performance objectives to be achieved for an award to vest may be based on one or more of the following performance criteria:

●     stock value or increases in stock value

●     earnings per share and/or earnings per share growth

●     earnings and/or earnings growth

●     total shareholder return

●     operating cash flow

●     return on equity, tangible equity, assets, capital and/or investment

●     net revenue or net revenue growth

●     gross profit or gross profit growth

●     deposits, loan and/or equity levels or growth thereof

●     working capital targets

●     cost control measures

●     efficiency ratio

●     gross, operating or other margins

●     interest income

●     non-interest income

●     credit quality

●     net charge-offs and/or non-performing assets

●     customer satisfaction

●     satisfactory internal or external audits

●     maintenance or improvement of regulatory or financial ratings or ratios

●     achievement of balance sheet or income statement objectives

●     budget and expense management

●     achievement of strategic performance objectives

●     achievement of merger or acquisition objectives

●     regulatory compliance

Performance objectives may be established on a Company-wide basis, on the basis of smaller units of the Company or relative to the performance of other companies. Measurement of the performance objectives excludes the impact of certain unusual and non-recurring events on the Company’s financial statements.

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Restrictions on Transfer

In general, awards granted under the Plan may not be assigned, transferred, pledged or otherwise encumbered by a participant, other than by will or the laws of descent and distribution. The Plan permits the award of non-statutory stock options that are transferable to immediate family members (or certain related trusts or entities), in accordance with applicable securities laws.

Changes in Capitalization

In the event of any change in the outstanding shares of common stock by reason of any stock dividend, stock split, recapitalization or otherwise, the aggregate number of shares of common stock reserved under the Plan, and the terms, exercise price, number of shares of any outstanding awards and per participant maximums will be equitably adjusted by the Committee in its discretion to preserve the benefits of the awards for Plan participants.

Change in Control Provisions

In granting awards under the Plan, the Committee will have the authority to provide for the lapse of restrictions on, or acceleration of vesting of, an award upon a change of control of the Company (as defined in the Plan). In addition, the Plan provides that upon a change of control the Company, the Committee will be permitted to take any actions that it deems appropriate with respect to outstanding awards, including: (i) at the time the award is made, providing for the acceleration of the vesting schedule relating to the exercise or realization of the award so that the award may be exercised or realized in full on or before a date initially fixed by the Committee, (ii) providing for the cancellation, purchase or settlement of any such award for any amount of cash equal to the amount which could have been obtained upon the exercise of such award or realization of a participant’s rights had such award been currently exercisable or payable, (iii) making adjustments to awards then outstanding as the Committee deems appropriate to reflect such change of control, or (iv) causing any such award then outstanding to be assumed, or new rights substituted by the acquiring or surviving corporation in such change of control.

Amendment and Termination

The board may amend or terminate the Plan at any time, provided that no such amendment will be made without shareholder approval if (i) the amendment would increase the aggregate number of shares of common stock that may be issued under the Plan (other than as permitted under the Plan), (ii) the amendment changes the class of individuals eligible to become participants or (iii) such approval is required under any applicable law, rule or regulation.

Summary of Federal Income Tax Consequences

The following is a general summary of the federal income tax consequences under the Plan. This summary does not address all matters that may be relevant to a particular participant based on his or her specific circumstances.

Generally, no federal income tax liability is incurred by a participant at the time a stock option or SAR is granted. If the stock option is an incentive stock option, no income will be recognized upon the participant’s exercise of the stock option, provided holding periods required by the tax laws are satisfied. Income is recognized by a participant when he or she disposes of shares acquired under an incentive stock option. The exercise of a non-statutory stock option or SAR generally is a taxable event that requires the participant to recognize, as ordinary income, the difference between the shares’ fair market value and the option exercise price or the amount paid in settlement of the SAR.

Federal income tax liability is incurred on the award of restricted stock when the stock first becomes transferable or is no longer subject to a substantial risk of forfeiture, unless the recipient of the restricted stock makes a Section 83(b) election under the Code to have the grant taxed as compensation income at fair market value on the date of grant. At that time, the recipient recognizes income equal to the fair market value of the common stock.

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Other equity-based awards under the Plan generally will result in ordinary income to the participant at the later of the time of delivery of cash, shares or other property, or (in the absence of an appropriate election) the time that either the risk of forfeiture or restriction on transferability lapses on previously delivered cash, shares or other property.

The Company generally will be entitled to claim a federal income tax deduction on account of the exercise of a nonqualified stock option or SAR, the vesting of a stock award and the settlement of other equity-based awards. The amount of the deduction generally is equal to the ordinary income recognized by the participant. The employer will not be entitled to a federal income tax deduction on account of the exercise of an incentive stock option, but may claim a federal income tax deduction on account of certain dispositions of shares acquired under an incentive stock option if the holding periods under the Code are not satisfied.

Section 162(m) of the Code places a $1 million annual limit on the deductible compensation of certain executives of publicly-traded corporations. The limit, however, does not apply to “qualified performance-based compensation.” The Company believes the grant of stock options and SARs under the Plan will qualify for performance-based compensation exception to the deductibility limit, assuming the Plan is approved shareholders. Other equity-based awards under the Plan will also qualify for this exception to the extent they are subject to the satisfaction of shareholder-approved performance objectives and certain other criteria are satisfied.

Shareholder Vote

The Plan must be approved by the affirmative vote of a majority of the votes cast on the proposal by holders of record of common stock. Abstentions and broker nonvotes are not considered votes cast and will not affect the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO APPROVE THE VILLAGE BANK AND TRUST FINANCIAL CORP. 2015 STOCK INCENTIVE PLAN.

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PROPOSAL FOUR

RATIFICATION OF THE APPOINTMENT OF

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The board of directors has appointed the firm of BDO USA, LLP as the independent registered public accounting firm to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2015. BDO USA, LLP audited the financial statements of the Company for the year ended December 31, 2014.

The selection of BDO USA, LLP as the Company’s independent auditors is not required to be submitted to a vote of the shareholders for ratification. The Company is doing so because it believes that it is a matter of good corporate practice. If the shareholders fail to vote on an advisory basis in favor of the selection of BDO USA, LLP, the board of directors will reconsider whether to retain BDO USA, LLP, and may retain that firm or another firm without re-submitting the matter to the shareholders. Even if the shareholders ratify the appointment, the board of directors may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that a change would be in the Company’s best interests.

A majority of the votes cast at the meeting by holders of the common stock is required for the ratification of the appointment of the independent registered public accounting firm.

Representatives of BDO USA, LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE

SHAREHOLDERS VOTE FOR THE APPOINTMENT OF

BDO USA, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2015.

AUDIT INFORMATION

The Audit Committee operates under a written charter that the board of directors has adopted.

Fees of Independent Registered Public Accounting Firm

Audit Fees

The aggregate fees billed by BDO USA, LLP for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2014 and 2013, and for the review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings and engagements, for those fiscal years were $145,500 for 2014 and $145,500 for 2013.

The aggregate fees billed by BDO USA, LLP for other services rendered to the Company or the Bank for the fiscal year ended December 31, 2014 were $12,000 for the audit of the Employee Benefit Plan. Fees billed by BDO USA, LLP for other services rendered to the Company for December 31, 2013 were $13,000 for the audit of the Employee Benefit Plan.

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Audit Related Fees

There were no fees billed by BDO USA, LLP for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and not reported under the heading “Audit Fees” above for the fiscal year ended December 31, 2014 and 2013. Other fees billed in 2014 were $41,935 for professional services related to the Company’s standby rights offering.

Tax Fees

The aggregate fees billed by BDO USA, LLP for professional services for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2014 and 2013 were $33,115 and $33,115, respectively.

Audit Committee Report

The Audit Committee is composed of four directors, each of whom is independent within the meaning of the listing standards of the NASDAQ and SEC regulations. The Audit Committee operates under a written charter adopted by the board of directors. The Audit Committee reviews its charter at least annually and revises it as necessary to ensure compliance with current regulatory requirements.

Management is responsible for:

•	the preparation, presentation and integrity of the Company’s consolidated financial statements; and
•	complying with laws and regulations and ethical business standards.

The Company’s independent registered public accounting firm is responsible for:

•	performing an independent audit of the Company’s consolidated financial statements; and
•	expressing an opinion as to the conformity of the Company’s consolidated financial statements with U.S. generally accepted accounting principles (“GAAP”).

The Audit Committee is responsible for:

•	the appointment, compensation, retention and oversight of the work of
o	the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company;
o	the accounting firm engaged for the purpose of performing internal audit procedures for the Company;
o	the firm engaged for the purpose of performing a review of the loan portfolio for the Company;
•	monitoring, overseeing and reviewing the accounting and financial reporting processes of the Company;

The Audit Committee has met and held discussions with management and BDO USA, LLP, the Company’s independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements for the year ended December 31, 2014 were prepared in accordance with GAAP. The Audit Committee has reviewed and discussed these consolidated financial statements with management and BDO USA, LLP, including the scope of the independent registered public accounting firm’s responsibilities, critical accounting policies and practices used and significant financial reporting issues and judgments made in connection with the preparation of such financial statements.

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The Audit Committee has discussed with BDO USA, LLP the matters required to be discussed by AS16 (Codification of Statements on Auditing Standard, AU 380), as modified or supplemented. The Audit Committee has also received the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the Public Accounting Oversight Board regarding BDO USA, LLP’s communications with the Audit Committee concerning independence, and has discussed with BDO USA, LLP the firm’s independence from the Company. Moreover, the Audit Committee has considered whether the provision of the audit services described above is compatible with maintaining the independence of the independent auditors.

Based upon its discussions with management and BDO USA, LLP and its review of the representations of management and the report of BDO USA, LLP to the Audit Committee, the Audit Committee recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC. By recommending to the board of directors that the audited consolidated financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Audit Committee Members

R. Calvert Esleeck, Jr., Co-Chair

Charlie E. Walton, Co-Chair

William B. Chandler

George R. Whittemore

Midlothian, Virginia

April 21, 2015

Pre-Approval Policies

All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by BDO USA, LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s Charter provides for pre-approval of audit, audit-related and tax services. The Charter authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

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PROPOSALS FOR 2016

ANNUAL MEETING OF SHAREHOLDERS

The next Annual Meeting of shareholders will be held by the Company on or about May 24, 2016. Any shareholder who wishes to submit a proposal for consideration at that meeting, and who wishes to have such proposal included in the Company’s Proxy Statement, must comply with SEC Rule 14a-8 and must submit the proposal in writing no later than December 23, 2015. All such proposals and notifications should be sent to William G. Foster, Jr., President and Chief Executive Officer, at P.O. Box 330, 13319 Midlothian Turnpike, Midlothian, Virginia 23113.

The Company’s bylaws also prescribe the procedure that a shareholder must follow to nominate directors for election. Such nominations require written notice delivered to the Secretary of the Company at its principal executive office not less than 60 days nor more than 90 days prior to the date of the Annual Meeting; or in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made, the shareholder has 10 days after the earlier of the date of notice or public disclosure to give written notice. The written notice must provide certain information and representations regarding both the nominee and the shareholder making the nomination and a written consent of the nominee to be named in a Proxy Statement as a nominee and to serve as a director if elected. Any shareholder may obtain a copy of the bylaws, without charge, upon written request to the Corporate Secretary of the Company. Based upon an anticipated date of May 24, 2016 for the next Annual Meeting, the Company must receive any notice of nomination or other business no later than March 25, 2016 and no earlier than February 24, 2016 for such meeting.

OTHER MATTERS

THE COMPANY’S ANNUAL REPORT TO SHAREHOLDERS (THE “ANNUAL REPORT”), WHICH INCLUDES A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2014 (EXCLUDING EXHIBITS), AS FILED WITH THE SEC, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. A COPY OF THE ANNUAL REPORT MAY ALSO BE OBTAINED WITHOUT CHARGE BY WRITING TO C. HARRIL WHITEHURST, JR., EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, WHOSE ADDRESS IS P.O. BOX 330, MIDLOTHIAN, VIRGINIA, 23113-0330. THE ANNUAL REPORT IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

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Appendix A

VILLAGE BANK AND TRUST FINANCIAL CORP.

2015 STOCK INCENTIVE PLAN

1.           Purpose; Eligibility.

(a)          General Purpose. The purpose of the Village Bank and Trust Financial Corp. 2015 Stock Incentive Plan (the “Plan”) is to further the long-term stability and financial success of the Company (as defined below) by attracting and retaining personnel, including employees, directors and consultants, through the use of stock incentives. The Company believes that ownership of Company Stock (as defined below) will stimulate the efforts of those persons upon whose judgment, interest and efforts the Company and its Affiliates (as defined below) are and will be largely dependent for the successful conduct of their businesses and will further the alignment of those persons’ interests with the interests of the Company’s shareholders.

(b)          Eligible Award Recipients. Any employee of, director of, or consultant to the Company or an Affiliate (including any advisory director) who, in the judgment of the Committee (as defined below), has contributed or can be expected to contribute to the profits or growth of the Company or the Affiliate is eligible to become a Participant (as defined below). The Committee shall have the power and complete discretion, as provided in Section 16, to select eligible Participants and to determine for each Participant the terms, conditions and nature of the Award (as defined below) and the number of shares to be allocated as part of the Award; provided, however, that any Award made to a member of the Committee must be approved by the Board (as defined below).

(c)          Available Awards. Awards of Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Stock Awards, and Incentive Awards (as such terms are defined below) may be granted under the Plan. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options (as such terms are defined below).

(d)          Date of Adoption. The Plan was adopted by the Board of Directors of the Company on March 24, 2015, subject to the approval of the Plan by the Company’s shareholders. The Plan will operate with the existing Village Bank and Trust Financial Corp. Incentive Plan, as amended as of February 25, 2014 (the “Existing Plan”), until the Existing Plan expires on February 28, 2016.

2.           Certain Definitions. The following terms have the meanings indicated:

(a)          Act. The Securities Exchange Act of 1934, as amended.

(b)          Affiliate. A corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

(c)          Applicable Withholding Taxes. The aggregate amount of federal, state and local income and payroll taxes that the Company or an Affiliate is required to withhold (based on the minimum applicable statutory withholding rates) in connection with any exercise of an Option or the award, lapse of restrictions or payment with respect to Restricted Stock.

(d)          Award. The award of an Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, Stock Award or Incentive Award under the Plan.

(e)          Board. The Board of Directors of the Company.

A-1

(f)          Cause. With respect to any employee or Consultant: (1) if the employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or (2) if no such agreement exists, or if such agreement does not define Cause, the definition of Cause contained in the Award agreement. With respect to any director, a determination by a majority of the disinterested Board members that the director has engaged in conduct that is covered by the definition of Cause set forth in the Award agreement.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

(g)          Change in Control.

(i)          The acquisition by any Person (as defined below) of beneficial ownership of 50% or more of the then outstanding shares of Company Stock, provided that an acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege) shall not constitute a Change in Control;

(ii)         Individuals who constitute the Board on the effective date of the Plan (the “Incumbent Board”) cease to constitute a majority of the Board, provided that any director whose nomination was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered a member of the Incumbent Board, but excluding any such individual whose initial assumption of office is in connection with an actual or threatened election contest or actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iii)        Consummation by the Company of a reorganization, merger, share exchange or consolidation (a “Reorganization”), provided that the consummation of a Reorganization will not constitute a Change in Control if, upon consummation of the Reorganization, each of the following conditions is satisfied:

(1)         more than 50% of the then outstanding shares of common stock of the corporation resulting from the Reorganization is beneficially owned by all or substantially all of the former shareholders of the Company in substantially the same proportions as their ownership existed in the Company immediately prior to the Reorganization; and

(2)         at least a majority of the members of the board of directors (or similar governing body) of the corporation or other entity resulting from the Reorganization were members of the Incumbent Board at the time of the execution of the initial agreement providing for the Reorganization; or

(iv)        The complete liquidation or dissolution of the Company, or the sale or other disposition of all or substantially all of the assets of the Company.

For purposes of this Section 2(g), “Person” means any individual, entity or group (within the meaning of Section 13(d)(3) of the Act), other than any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate, and “beneficial ownership” has the meaning given the term in Rule 13d-3 under the Act.

(h)          Code. The Internal Revenue Code of 1986, as amended. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

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(i)          Committee. The Committee appointed by the Board of Directors to administer the Plan pursuant to Plan Section 16, or if no such Committee has been appointed, the Board.

(j)          Company. Village Bank and Trust Financial Corp., a Virginia corporation.

(k)          Company Stock. Common stock of the Company. If the par value of the Company Stock is changed, or in the event of a change in the capital structure of the Company (as provided in Section 14) the shares resulting from such a change shall be deemed to be Company Stock within the meaning of the Plan.

(l)          Consultant. A person or entity rendering consulting or advisory services to the Company or an Affiliate who is not an “employee” for purposes of employment tax withholding under the Code.

(m)         Date of Grant. The effective date of an Award granted by the Committee.

(n)          Disability or Disabled. As to an Incentive Stock Option, a Disability within the meaning of Section 22(e)(3) of the Code. As to all other Awards, the Committee shall determine whether a Disability exists and such determination shall be conclusive.

(o)          Fair Market Value.

(i)          If the Company Stock is listed on any established stock exchange or quoted on any established stock market system (including the OTC Bulletin Board or any market operated by the OTC Markets Group Inc.), its Fair Market Value shall be the closing price for such stock on the Date of Grant (or if no sales were reported the closing price on the immediately preceding date on which the Company Stock was traded) as reported by such exchange or stock market system or such other source as the Committee deems reliable; provided, however, the Committee may elect to use the average closing price over a designated number of consecutive days to determine the Fair Market Value if the daily volume of trading in the Company Stock is not, in the sole discretion of the Committee, sufficient to be a reliable indicator of Fair Market Value.

(ii)         If the Company Stock is not publicly traded, the Fair Market Value shall be determined by the Committee using any reasonable method in good faith and such determination shall be conclusive and binding on all persons, provided that the fair market value of Company Stock subject to an Incentive Stock Option shall be determined in good faith within the meaning of Treasury Regulation §1.422-2(e)(2).

(iii)        Fair Market Value shall be determined as of the Date of Grant specified in the Award.

(iv)        The Committee reserves the right to specify in the Award agreement the appropriate method for determining Fair Market Value for purposes of recognizing any gain or deductions for tax purposes in a manner consistent with the Code in connection with the exercise or vesting of an Award.

(p)          Incentive Award. A Performance-Based Compensation Award (as defined below) awarded upon the terms and subject to the restrictions set forth in Section 10.

(q)          Incentive Stock Option. An Option intended to meet the requirements of, and qualify for favorable federal income tax treatment under, Section 422 of the Code.

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(r)          Nonstatutory Stock Option. An Option that does not meet the requirements of Section 422 of the Code, or that is otherwise not intended to be an Incentive Stock Option and is so designated.

(s)          Option. A right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.

(t)          Participant. Any individual who is granted an Award under the Plan.

(u)         Performance-Based Compensation Award. An Award for which exercise, full enjoyment or receipt thereof by the Participant is contingent on satisfaction or achievement of a performance objective applicable, which may or may not be a Performance Goal (as defined below). If a Performance-Based Compensation Award is intended to be “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, the grant of the Award, the establishment of the Performance Goal, the making of any modifications or adjustments and the determination of satisfaction or achievement of the Performance Goal shall be made during the period or periods required under and in conformity with the requirements of Section 162(m) of the Code. The terms and conditions of each Performance-Based Compensation Award, including the performance objective and performance period, shall be set forth in an agreement with the Participant or in a subplan of the Plan which is incorporated by reference into the agreement.

(v)         Performance Goal. One or more performance measures or goals set by the Committee in its discretion for each grant of a Performance-Based Compensation Award that is intended to be “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code. The extent to which such performance measures or goals are met will determine the amount or value of the Award to which a Participant is entitled to exercise, receive or retain. For purposes of this Plan, a Performance Goal may be particular to a Participant, and may include any one or more of the following performance criteria, either individually, alternatively or in any combination, subset or component, applied to the performance of the Company as a whole or to the performance of an Affiliate, division, strategic business unit, line of business or business segment, measured either quarterly, annually or cumulatively over a period of years or partial years, in each case as specified by the Committee in the Award: (1) stock value or increases in stock value, (2) earnings per share and/or earnings per share growth, (3) earnings and/or earnings growth (before or after one or more of dividends, taxes, interest, depreciation and/or amortization), (4) total shareholder return, (5) operating cash flow, (6) return on equity, tangible equity, assets, capital and/or investment, (7) net revenue or net revenue growth, (8) gross profit or gross profit growth, (9) deposits, loan and/or equity levels or growth thereof, (10) working capital targets, (11) cost control measures, (12) regulatory compliance, (13) gross, operating or other margins, (14) efficiency ratio (as generally recognized and used for bank financial reporting and analysis), (15) interest income, (16) non-interest income, (17) credit quality, (18) net charge-offs and/or non-performing assets (excluding such loans or classes of loans as may be designated for exclusion), (19) customer satisfaction, (20) satisfactory internal or external audits, (21) maintenance or improvement of regulatory or financial ratings or ratios, (22) achievement of balance sheet or income statement objectives, (23) budget and expense management, (24) achievement of strategic performance objectives, and (25) achievement of merger or acquisition objectives.

Performance Goals may include a threshold level of performance below which no payment or vesting may occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur. Performance Goals may be absolute in their terms or measured against or in relationship to a pre-established target, the Company’s budget or budgeted results, previous period results, a market index, a designated comparison group of other companies comparably, similarly or otherwise situated, or any combination thereof. The Committee shall determine the performance period during which a Performance Goal must be met, and attainment of Performance Goals shall be subject to certification by the Committee. Each of the Performance Goals shall be determined, where applicable and except as provided above, in accordance with generally accepted accounting principles.

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The Committee, in its sole discretion, but subject to any applicable limitations under Section 162(m) of the Code, may adjust any evaluation of performance under a Performance Goal to take into account any of the following events that occur during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, and (v) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 (or in any replacement or modification thereof) and/or in a management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders, if any, for the applicable year.

(w)          Restricted Stock. Company Stock awarded upon the terms and subject to the restrictions set forth in Section 6.

(x)          Restricted Stock Unit. An Award, designated as a restricted stock unit, under the Plan that represents the right to receive Company stock and/or cash in lieu thereof upon the terms and subject to the restrictions set forth in Section 7 and which, unless otherwise expressly provided, is valued by reference to the Fair Market Value of a share of Company Stock.

(y)          Rule 16b-3. Rule 16b-3 promulgated under the Act, including any corresponding subsequent rule or any amendments to Rule 16b-3 enacted after the effective date of the Plan.

(z)          Stock Appreciation Right or SAR. An Award granted under Section 8 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the SAR that is being exercised, multiplied by the excess of (a) the Fair Market Value of a share of Company Stock on the date the SAR is exercised, over (b) the exercise price specified in the SAR.

(aa)         Stock Award. Company stock awarded upon the terms and subject to the restrictions set forth in Section 9.

(bb)         10% Shareholder. A person who owns, directly or indirectly and within the meaning of Section 422 or 424 of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company. Indirect ownership of stock shall be determined in accordance with Section 424(d) of the Code.

3.           Shares Subject to the Plan.

(a)          Subject to adjustment as provided in Section 14 of the Plan, a total of 60,000 shares of Company Stock shall be available for the grant of Awards under the Plan.

(b)          Any shares of Company Stock subject to an Award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan.

(c)          Multiple grants of Awards under the Plan may be made in any calendar year to a Participant. Subject to adjustment as provided in Section 14 of the Plan, no Participant shall be granted during any one calendar year more than 50,000 shares of Company Stock or cash Awards of more than $500,000 in the aggregate. If an Award is to be settled in cash, the number of shares of Company Stock on which the Award is based shall count toward the individual calendar year limit set forth in this Section 3(c).

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4.           Stock Options.

(a)          Option Grant. Whenever the Committee deems it appropriate to grant Options, notice shall be given to the Participant stating the number of shares for which Options are granted, the exercise price per share, whether the options are Incentive Stock Options or Nonstatutory Stock Options, and the conditions to which the grant and exercise of the Options are subject. This notice, when duly accepted in writing by the Participant, shall be the Stock Option Agreement between the Company and the Participant. A Participant’s Stock Option Agreement shall set forth all restrictions on disposition and transfer applicable to the Option shares. Non-employee directors and Consultants shall not be eligible to receive the Award of an Incentive Stock Option.

(b)          Exercise Price. The Committee shall establish the exercise price of Options. The exercise price of an Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant, provided that if the Participant is a 10% Shareholder, the exercise price of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of such shares on the Date of Grant.

(c)          Term. The Committee shall establish the term of each Option in the Participant’s Stock Option Agreement. The term of an Incentive Stock Option shall not be longer than ten years from the Date of Grant, except that an Incentive Stock Option granted to a 10% Shareholder shall not have a term in excess of five years. No Option may be exercised after the expiration of its term or, except as set forth in the Participant’s Stock Option Agreement, after the termination of the Participant’s employment with the Company and/or its Affiliates.

(d)          Time of Exercise.

(i)          During Participant’s Employment. Options may be exercised during their terms in whole or in part at such times as may be specified by the Committee in the Participant’s Stock Option Agreement. The Committee may impose such vesting conditions and other requirements as the Committee deems appropriate.

(ii)         After Participant’s Termination of Employment. The Committee shall set forth in the Participant’s Stock Option Agreement when, and under what circumstances, an Option may be exercised after termination of the Participant’s employment or period of service; provided that no Incentive Stock Option may be exercised after the earlier of (a) (i) three months from the Participant’s termination of employment with the Company and/or its Affiliates for reasons other than Disability or death, or (ii) one year from the Participant’s termination of employment on account of Disability or death; or (b) the expiration of the Option’s term. The Stock Option Agreement may provide for various conditions with respect to the exercise of the Option after termination of employment, including, but not limited to, compliance with noncompetition and confidentiality covenants.

(iii)        After Participant’s Death. If a Participant dies and if the Participant’s Stock Option Agreement provides that part or all of the Option may be exercised after the Participant’s death, then such portion may be exercised by the executor or administrator of the Participant’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Participant’s death during the time period specified in the Stock Option Agreement, but not later than the expiration of the Option’s term.

The Committee may, in its sole discretion, amend a previously granted Incentive Stock Option to provide for more liberal exercise provisions, provided, however, that if the Incentive Stock Option as amended no longer meets the requirements of Section 422 of the Code, and, as a result the option no longer qualifies for favorable federal income tax treatment under Section 422 of the Code, the amendment shall not become effective without the written consent of the Participant.

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(e)          Limit on Exercise of Incentive Stock Options. An Incentive Stock Option, by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the Company Stock with respect to which Incentive Stock Options are exercisable by the Participant for the first time during the calendar year does not exceed $100,000 (the “Limitation Amount”). Incentive Stock Options granted under the Plan and all other plans of the Company and its Affiliates shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Board may impose such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a calendar year exceed the Limitation Amount, the excess Options will be treated as Nonstatutory Stock Options to the extent permitted by law.

5.           Method of Exercise of Options.

(a)          Exercise. Options may be exercised by giving written notice of the exercise to the Company, stating the Option being exercised and the number of shares the Participant has elected to purchase under the Option.

(b)          Payment. In no event shall any shares be issued pursuant to the exercise of an Option until the Participant has made full payment for the shares of Company Stock (including payment of the exercise price and any Applicable Withholding Taxes). Company Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows, provided that the Committee may impose such limitations and restrictions on payments with shares of Company Stock as the Committee, in its discretion, deems advisable:

(i)          in cash or by check, payable to the order of the Company;

(ii)         by delivery of Company Stock that the Participant has previously acquired and owned (valued at Fair Market Value on the date of exercise), provided that such method of payment is then permitted under applicable law and the Company Stock was owned by the Participant at least six months prior to such delivery;

(iii)        by withholding and retention by the Company of sufficient shares of Company Stock issuable in connection with the exercise to cover the exercise price (a “net share exercise”);

(iv)        by delivery of a properly executed exercise notice together with irrevocable instructions to a creditworthy broker to deliver promptly to the Company, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the exercise price and, if required by the Committee, Applicable Withholding Taxes; or

(v)         by any combination of the above permitted forms of payment.

(c)          Delivery of Shares. The Company may place on any certificate representing Company Stock issued upon the exercise of an Option any legend deemed desirable by the Company’s counsel to comply with federal or state securities laws. The Company may require of the Participant a customary indication of his or her investment intent. A Participant shall not possess shareholder rights with respect to shares acquired upon the exercise of an Option until the Participant has made any required payment, including payment of Applicable Withholding Taxes, and the Company has issued a certificate (or made an equivalent book-entry notation in the records of the Company’s stock transfer agent) for the shares of Company Stock acquired.

(d)          Disqualifying Disposition. If a Participant disposes of shares acquired upon exercise of an Incentive Stock Option within two (2) years from the date the Option is granted or within one (1) year after the issuance of such shares to the Participant, the Participant shall notify the Company of such disposition and provide information regarding the date of disposition, sale price, number of shares disposed of, and any other information relating thereto that the Company may reasonably request.

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6.           Restricted Stock Awards.

(a)          Grant. Whenever the Committee deems it appropriate to grant a Restricted Stock Award, notice shall be given to the Participant stating the number of shares of Restricted Stock for which the Award is granted, the Date of Grant, and the terms and conditions to which the Award is subject. This notice, when duly accepted in writing by the Participant, shall be the Restricted Stock Agreement between the Company and the Participant. Certificates representing the shares shall be issued (or an equivalent book-entry notation shall be made in the records of the Company’s transfer agent) in the name of the Participant, subject to the restrictions imposed by the Plan and the Committee. Alternatively, the Committee may determine that the Restricted Stock shall be held by the Company rather than delivered to the Participant pending the release of the applicable restrictions. A Restricted Stock Award may be made by the Committee in its discretion without cash consideration.

(b)          Restrictions on Transferability and Vesting. The Committee may place such restrictions on the transferability and vesting of Restricted Stock as the Committee deems appropriate, including restrictions relating to continued employment and/or achievement of performance objectives, which may or may not be Performance Goals. Without limiting the foregoing, the Committee may provide performance or Change in Control acceleration parameters under which all, or a portion, of the Restricted Stock will vest on the Company’s (or an Affiliate’s) achievement of established performance objectives and, where applicable, after a determination of the satisfaction or achievement of any Performance Goal. Restricted Stock may not be sold, assigned, transferred, disposed of, pledged, hypothecated or otherwise encumbered until the restrictions on such shares shall have lapsed or shall have been removed pursuant to subsection (c) below.

(c)          Lapse of Restrictions on Transferability. The Committee shall establish as to each Restricted Stock Award the terms and conditions upon which the restrictions on transferability set forth in paragraph (b) above shall lapse. Such terms and conditions may include, without limitation, the passage of time, the meeting of performance objectives, the lapsing of such restrictions as a result of the Disability, death or retirement of the Participant, or the occurrence of a Change in Control.

(d)          Rights of the Participant and Restrictions. A Participant shall hold shares of Restricted Stock subject to the restrictions set forth in the Restricted Stock Agreement and in the Plan. In other respects, unless otherwise provided in the Restricted Stock Agreement, the Participant shall have all the rights of a shareholder with respect to the shares of Restricted Stock, including, but not limited to, the right to vote such shares and the right to receive all cash dividends and other distributions paid thereon; provided that the Restricted Stock Agreement may provide that any cash dividends and stock dividends with respect to Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Company Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such shares and, if such share is forfeited, the Participant shall have no right to such dividends. To the extent stock certificates are delivered to the Participant, the certificates representing Restricted Stock shall bear a legend referring to the restrictions set forth in the Plan and the Participant’s Restricted Stock Agreement.

7.           Restricted Stock Unit Awards.

(a)          Grant. Whenever the Committee deems it appropriate to grant a Restricted Stock Unit Award, notice shall be given to the Participant stating the number of Restricted Stock Units in the Award, the Date of Grant, and the terms and conditions to which the Award is subject. No shares of Company Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. This notice, when duly accepted in writing by the Participant, shall be the Restricted Stock Unit Agreement between the Company and the Participant. A Restricted Stock Unit Award may be made by the Committee in its discretion without cash consideration.

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(b)          Restrictions on Vesting. The Committee may place such restrictions on the vesting and settlement of Restricted Stock Units as the Committee deems appropriate, including restrictions relating to continued employment or service and/or achievement of performance objectives, which may or may not be Performance Goals. Without limiting the foregoing, the Committee may provide performance or Change in Control acceleration parameters under which all, or a portion, of the Restricted Stock Unit will vest on the Company’s achievement of established performance objectives and, where applicable, after a determination of the satisfaction or achievement of any Performance Goal. Restricted Stock Units may not be sold, assigned, transferred, disposed of, pledged, hypothecated or otherwise encumbered.

(c)          Vesting and Settlement. The Committee shall establish as to each Restricted Stock Unit Award the terms and conditions upon which the Awards shall vest and be settled. Such terms and conditions may include, without limitation, the passage of time, the achievement of performance objectives, the lapsing of such restrictions, vesting and/or settlement as a result of the Disability, death or retirement of the Participant, or the occurrence of a Change in Control.

(d)          Rights of the Participant. A Participant shall have no voting rights with respect to Restricted Stock Units. At the discretion of the Committee, to the extent set forth in the Restricted Stock Unit Agreement each Restricted Stock Unit (representing one share of Company Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Company Stock. Dividends credited to a Participant’s account and attributable to any particular Restricted Stock Unit shall be distributed in cash or, at the discretion of the Committee, in shares of Company Stock having a Fair Market Value equal to the amount of such accumulated dividends to the Participant upon settlement of such Restricted Stock Unit. If such Restricted Stock Unit is forfeited, the Participant shall have no right to such accumulated dividends.

(e)          Settlement. Unless otherwise provided in the Restricted Stock Unit Agreement, a Participant’s Restricted Stock Units which vest shall be immediately settled by the issuance and delivery to the Participant of one share of Company Stock for each vested Restricted Stock Unit or the payment of cash in an amount equal to the number of shares which vested multiplied by the Fair Market Value of a share on the vesting date, or a combination thereof as determined by the Committee.

8.           Stock Appreciation Rights.

(a)          Grant. Whenever the Committee deems it appropriate to grant Stock Appreciation Rights, notice shall be given to the Participant stating the number of shares for which SARs are granted, the Date of Grant, the exercise price and terms and conditions to which the award is subject. SARs may be granted alone (“Stand-Alone SARs”) or in tandem with an Option granted under the Plan (“Tandem SARs”). This notice, when duly accepted in writing by the Participant, will be the Stock Appreciation Right Agreement between the Company and the Participant.

(b)          Tandem SARs. Tandem SARs may be exercised with respect to all or part of the shares of Company Stock subject to the Option in connection with which it is granted (a ”Related Option”). The exercise of Tandem SARs will cause a reduction in the number of shares of Company Stock subject to the Related Option equal to the number of shares with respect to which the Tandem SAR is exercised. Conversely, the exercise, in whole or part, of a Related Option, will cause a reduction in the number of shares subject to the Tandem SAR equal to the number of shares with respect to which the Related Option is exercised. Shares with respect to which the Tandem SAR shall have been exercised may not be subject again to an Award under the Plan.

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(c)          Exercise. In no event shall the term of any SAR granted under the Plan exceed ten years from the Date of Grant. A SAR may be exercised only when the Fair Market Value of a share exceeds either (i) the Fair Market Value per share on the Date of Grant (typically denominated as the exercise price) in the case of a Stand-Alone SAR or (ii) the exercise price of the Related Option in the case of a Tandem SAR. Notwithstanding any other provision of the Plan to the contrary, a Tandem SAR will expire no later than the expiration of the Related Option, will be transferable only when and under the same conditions as the Related Option and will be exercisable only when the Related Option is eligible to be exercised. A SAR shall be exercised by delivery to the Committee of a notice of exercise in the form prescribed by the Committee.

(d)          Payment. Upon the exercise of a SAR, the Participant is entitled to receive, without any payment to the Company (other than required tax withholding amounts), an amount equal to the product of multiplying (i) the number of shares with respect to which the SAR is exercised by (ii) an amount equal to the excess of (A) the Fair Market Value per share on the date of exercise of the SAR over (B) the exercise price specified in the Stock Appreciation Right Agreement or in the related Stock Option Agreement in the case of a Tandem SAR. The Stock Appreciation Right Agreement may provide for a payment of the SAR at the time of exercise or, on an elective or non-elective basis, for payment of the SAR at a later date, adjusted (if so provided in the Stock Appreciation Right Agreement) from the date of exercise based on an interest or other basis (including deemed investment of the SAR payment in shares of Company Stock) set forth in the Stock Appreciation Right Agreement.

(e)          Transfer. No SAR granted under the Plan, and no right to receive payment in connection therewith, may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all SARs, and rights in connection therewith, granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

9.           Stock Awards. Whenever the Committee deems it appropriate to grant a Stock Award, notice shall be given to the Participant stating the number of shares of unrestricted Company Stock for which the Award is granted, the Date of Grant, and the terms and conditions to which the Award is subject, if any. Certificates representing the shares shall be issued (or an equivalent book-entry notation shall be made in the records of the Company’s transfer agent) in the name of the Participant, subject to any terms imposed by the Plan and the Committee, as soon as practicable after the Date of Grant. A Stock Award may be made by the Committee in its discretion without cash consideration and may be granted as settlement of a Performance-Based Compensation Award.

10.         Incentive Awards.

(a)          Grant. Whenever the Committee deems it appropriate to grant an Incentive Award, notice shall be given to the Participant stating the terms and conditions of the Award. This notice, when duly accepted in writing by the Participant, shall be the Incentive Award Agreement between the Company and the Participant. An Incentive Award may be made by the Committee in its discretion without consideration other than the rendering of services.

(b)          Performance. Each Incentive Award is intended to be a Performance-Based Compensation Award, and the terms and conditions of each such Award, including the performance objective and performance period (which may be equal to, less than or more than one year), shall be set forth in the Incentive Award Agreement or in a subplan of the Plan which is incorporated by reference into the Incentive Award Agreement. The Committee shall set the performance objective in its discretion for each Participant who is granted an Incentive Award.

(c)          Settlement. After a performance period has ended, the holder of an Incentive Award shall be entitled to receive the value thereof based on the degree to which the performance objectives and other conditions established by the Committee and set forth in the Incentive Award Agreement (or subplan incorporated by reference into the Incentive Award Agreement) have been satisfied. Payment of the amount to which a Participant shall be entitled upon the settlement of an Incentive Award shall be made in cash, Company Stock or a combination thereof as determined by the Committee. Payment may be made in a lump sum or installments as determined by the Committee.

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(d)          Transfer. No Incentive Award granted under the Plan may be sold, transferred, pledged, assigned, or encumbered, otherwise than by will or by the laws of descent and distribution. All rights with respect to Incentive Awards granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

11.         Applicable Withholding Taxes. Each Participant shall agree, as a condition of receiving an Award, to pay to the Company or the Affiliate, or make arrangements satisfactory to the Company or the Affiliate regarding the payment of, all Applicable Withholding Taxes with respect to the Award. Until the Applicable Withholding Taxes have been paid or arrangements satisfactory to the Company or the Affiliate have been made, no stock certificates (or, in the case of Restricted Stock, Restricted Stock Units and Stock Awards, no stock certificates free of a restrictive legend) shall be issued to the Participant. As an alternative to making a cash payment to the Company or the Affiliate to satisfy Applicable Withholding Tax obligations, the Committee may establish procedures permitting the Participant to elect to (a) deliver shares of already owned Company Stock or (b) have the Company or the Affiliate retain that number of shares of Company Stock that would satisfy all or a specified portion of the Applicable Withholding Taxes. Any such election shall be made only in accordance with procedures established by the Committee to avoid a charge to earnings for financial accounting purposes and in accordance with Rule 16b-3.

12.         Nontransferability of Awards.

(a)          In general, Awards, by their terms, shall not be transferable by the Participant except by will or by the laws of descent and distribution or except as described below, without prior written approval from the Committee.

(b)          Notwithstanding the provisions of (a) and subject to federal and state securities laws, the Committee may on a case by case basis grant or amend Nonstatutory Stock Options that permit a Participant to transfer the Options to one or more immediate family members, to a trust for the benefit of immediate family members, or to a partnership, limited liability company, or other entity the only partners, members, or interest-holders of which are among the Participant’s immediate family members. Consideration may not be paid for the transfer of Options. The transferee of an Option shall be subject to all conditions applicable to the Option prior to its transfer. The agreement granting the Option shall set forth the transfer conditions and restrictions. The Committee may impose on any transferable Option and on stock issued upon the exercise of an Option such limitations and conditions as the Committee deems appropriate in its sole discretion.

13.         Termination, Modification or Amendment of the Plan.

(a)          If not sooner terminated by the Board, this Plan shall terminate at the close of business on March 24, 2025. The Board may at any time terminate, suspend, or modify the Plan; provided that the Board shall not, without stockholder approval, make any revision or amendment that would cause the Plan to fail to comply with any requirement of applicable law, regulation, or rule if such amendment were not approved by the stockholders of the Company including, (i) increasing the total number of shares of Company Stock reserved for issuance pursuant to Awards granted under the Plan (except pursuant to Section 14), (ii) expanding the class of persons eligible to receive Awards, (iii) materially increasing the benefits accruing to Participants under the Plan, or (iv) otherwise requires shareholder approval under the Code, Rule 16b-3, or the rules of a stock exchange on which Company Stock is traded. Notwithstanding the foregoing, the Board may unilaterally amend the Plan and Awards as it deems appropriate to ensure compliance with Rule 16b-3, to ensure compliance with Section 409A of the Code and to cause Incentive Stock Options to meet the requirements of the Code and regulations thereunder.

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(b)          No Awards shall be made under the Plan after its termination, and no termination or amendment of the Plan shall, without the consent of the Participant or his Beneficiary, adversely affect a Participant’s rights under an Award previously granted to him, but it shall be conclusively presumed that any adjustment to cause Incentive Stock Options to meet the requirements of the Code and regulations thereunder or any adjustment pursuant to Section 14, does not adversely affect any such right.

14.         Change in Capital Structure.

(a)          In the event of changes in the outstanding shares of Company Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, spin-off of a subsidiary, or other relevant change in capitalization occurring after the Date of Grant of any Award, the number and kind of shares of stock or securities of the Company to be issued under the Plan (under outstanding Awards and Awards to be granted in the future), including the per Participant maximums provided for in Section 3(c), the exercise price of Options and SARs, and other relevant provisions shall be equitably adjusted by the Committee as to the number, price or kind of consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional shares. Further, with respect to Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code, any adjustments or substitutions will not cause the Company to be denied a tax deduction on account of Section 162(m) of the Code.

(b)          Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee’s determination shall be conclusive and binding on all persons for all purposes. The Committee shall make its determinations consistent with Rule 16b-3 and the applicable provisions of the Code.

15.         Change in Control.

(a)          In the event of a Change in Control of the Company, the Committee may take such actions with respect to Awards as the Committee deems appropriate. These actions may include, but shall not be limited to, the following:

(i)          Provide for the acceleration of the vesting schedule relating to the exercise or realization of the Award so that the Award may be exercised or realized in full on or before a date initially fixed by the Committee;

(ii)         Provide for the cancellation, purchase or settlement of any such Award by the Company for any amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of a Participant’s rights had such Award been currently exercisable or payable;

(iii)        Make adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Change in Control; or

(iv)        Cause any such Award then outstanding to be assumed, or new rights substituted therefore, by the acquiring or surviving corporation in such Change in Control.

(b)          The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

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16.         Administration of the Plan.

(a)          The Plan shall be administered by the Committee, which shall be appointed by the Board. If no Committee is appointed, the Plan shall be administered by the Board. To the extent required by Rule 16b-3, all Awards shall be made by members of the Committee who are “Non-Employee Directors” as that term is defined in Rule 16b-3, or by the Board. Awards that are intended to be performance-based compensation for purposes of Section 162(m) of the Code shall be made by the Committee, or subcommittee of the Committee, comprised solely of two or more “outside directors” as that term is defined for purposes of Section 162(m) of the Code.

(b)          Subject to the express provisions of the Plan, the Committee shall have full and final authority to impose such limitations or conditions upon an Award as the Committee deems appropriate to achieve the objectives of the Award and the Plan. Without limiting the foregoing and in addition to the powers set forth elsewhere in the Plan, the Committee shall have the power and complete discretion to determine (i) which eligible persons shall receive an Award and the nature of the Award, (ii) the number of shares of Company Stock to be covered by each Award, (iii) whether Options shall be Incentive Stock Options or Nonstatutory Stock Options, (iv) the Fair Market Value of Company Stock, (v) the time or times when an Award shall be granted, (vi) whether an Award shall become vested over a period of time, according to a performance-based vesting schedule or otherwise, and when it shall be fully vested, (vii) the terms and conditions under which restrictions imposed upon an Award shall lapse, (viii) whether a Change in Control has occurred, (ix) factors relevant to the lapse of restrictions, vesting, exercise and settlement of Awards, (x) when Options and SARs may be exercised, (xi) whether to approve a Participant’s election with respect to Applicable Withholding Taxes, (xii) conditions relating to the length of time before disposition of Company Stock received in connection with an Award is permitted, (xiii) notice provisions relating to the sale of Company Stock acquired under the Plan, and (xiv) any additional requirements relating to Awards that the Committee deems appropriate.

(c)          The Committee may adopt rules and regulations for carrying out the Plan. The Committee shall have the express discretionary authority to construe and interpret the Plan and the Award agreements, to resolve any ambiguities, to define any terms, and to make any other determinations required by the Plan or an Award agreement. The interpretation and construction of any provisions of the Plan or an Award agreement by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

(d)          A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting.

(e)          Notwithstanding any provision of the Plan to the contrary, the Plan is intended to give the Committee the authority to grant Awards that qualify as “performance-based compensation” under Section 162(m)(4)(C) of the Code as well as Awards that do not so qualify. Every provision of the Plan shall be administered, interpreted, and construed to carry out such intention, and any provision that cannot be so administered, interpreted, and construed shall to that extent be disregarded; and any provision of the Plan that would prevent an Award that the Committee intends to qualify as “performance-based compensation” under Section 162(m)(4)(C) of the Code from so qualifying shall be administered, interpreted, and construed to carry out such intention, and any provision that cannot be so administered, interpreted, and construed shall to that extent be disregarded.

17.         Notice. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally, electronically, or mailed first class, postage prepaid, as follows: (a) if to the Company - at its principal business address to the attention of the Secretary; (b) if to any Participant - at the last address of the Participant known to the sender at the time the notice or other communication is sent.

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18.          Compliance with Code Section 409A. To the extent applicable, this Plan is intended to comply with Section 409A of the Code, and the Committee shall interpret and administer the Plan in accordance therewith. In addition, any provision, including, without limitation, any definition, in this Plan document that is determined to violate the requirements of Section 409A of the Code shall be void and without effect and any provision, including, without limitation, any definition, that is required to appear in this Plan document under Section 409A of the Code that is not expressly set forth shall be deemed to be set forth herein, and the Plan shall be administered in all respects as if such provisions were expressly set forth. In addition, the timing of certain payment of benefits provided for under this Plan shall be revised as necessary for compliance with Section 409A of the Code.

19.          Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company or any Affiliate pursuant to any such law, government regulation or stock exchange listing requirement).

20.          Interpretation and Governing Law. The terms of this Plan and Awards granted pursuant to the Plan shall be governed, construed and administered in accordance with the laws of the Commonwealth of Virginia, excluding any choice of law rules or principles that might otherwise refer construction or interpretation of any provision of the Plan or an Agreement to the substantive law of another jurisdiction. The Plan and Awards are subject to all present and future applicable provisions of the Code and, to the extent applicable; they are subject to all present and future rulings of the Securities and Exchange Commission with respect to Rule 16b-3. If any provision of the Plan or an Award conflicts with any such Code provision or ruling, the Committee shall cause the Plan to be amended, and shall modify the Award, so as to comply, or if for any reason amendments cannot be made, that provision of the Plan or the Award shall be void and of no effect.

21.          No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted under the Plan shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an employee with or without notice and with or without Cause or (b) the service of a director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of Virginia in the case of the Company or the corporate law of the jurisdiction in which an Affiliate is incorporated, as the case may be. Further, the grant of an Award shall not obligate the Company or any Affiliate to pay an employee any particular amount of remuneration or to make further grants to the employee at any time thereafter.

22.          Forfeiture Events. The Committee may specify in an Award agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award agreement or otherwise applicable to the Participant, a termination of the Participant’s employment or service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

23.          Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

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24.          Non-Uniform Treatment. The Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award agreements.

Adopted: March 24, 2015

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